As filed with the Securities and Exchange Commission on January 15, 1999

                                                Securities Act File No. 33-63945
                                        Investment Company Act File No. 811-5123
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------


                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |_|
                           PRE-EFFECTIVE AMENDMENT NO.                       |_|
                         POST-EFFECTIVE AMENDMENT NO. 5                      |X|
                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      |_|
                                AMENDMENT NO. 11                             |X|


                        (Check appropriate box or boxes)

                              --------------------

                    PRUDENTIAL INTERNATIONAL BOND FUND, INC.
               (Exact name of registrant as specified in charter)

                    GATEWAY CENTER THREE, 100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
               (Address of Principal Executive Offices) (Zip Code)

                              --------------------


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7525

                         MARGUERITE E. H. MORRISON, ESQ.
                    GATEWAY CENTER THREE, 100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
               (Name and Address of Agent for Service of Process)


                              --------------------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.

                              --------------------

              IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                            (CHECK APPROPRIATE BOX):


            |_| immediately upon filing pursuant to paragraph (b) |_| on (date) pursuant to paragraph (b)
            |X| 60 days after filing pursuant to paragraph (a)(1) |_| on (date) pursuant to paragraph (a)(1)
            |_| 75 days after filing pursuant to paragraph (a)(2) |_| on (date) pursuant to paragraph (a)(2) of rule 485.
                    If appropriate, check the following box:
            |_| this post-effective amendment designates a new
                effective date for a previously filed post-effective amendment


                              --------------------

Title of Securities Being Registered ............ Shares of Common Stock, $.01
                                                  par value per share.
================================================================================

FUND TYPE:
----------------------------------------
Global Debt
INVESTMENT OBJECTIVE:
----------------------------------------
Total return, made up of
current income and capital
appreciation.

                               [GRAPHIC OMITTED]

Prudential
International Bond
Fund, Inc.

--------------------------------------------------------------------------------


PROSPECTUS: MARCH __, 1999


As with all mutual funds, the
Securities and Exchange
Commission has not approved the
Fund's shares, nor has the SEC
determined that this prospectus is
complete or accurate. It is a                                 [LOGO] Prudential
criminal offense to state otherwise.                                 Investments

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------


1  Risk/Return Summary
1  Investment Objective and Principal Strategies
1  Principal Risks
2  Evaluating Performance
4  Fees and Expenses

6  How the Fund Invests
6  Investment Objective and Policies
7  Other Investments
9  Derivative Strategies
10 Additional Strategies
11 Investment Risks

14 How the Fund is Managed
14 Manager
14 Investment Adviser
14 Portfolio Managers
15 Distributor
15 Year 2000 Readiness Disclosure

17 Fund Distributions and Tax Issues
17 Distributions
18 Tax Issues
19 If You Sell or Exchange Your Shares

21 How to Buy, Sell and Exchange Shares of the Fund
21 How to Buy Shares
29 How to Sell Your Shares
33 How to Exchange Your Shares



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     Prudential International Bond Fund, Inc.       [GRAPHIC] (800) 225-1852

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--------------------------------------------------------------------------------


35 Financial Highlights
36 Class A Shares
37 Class B Shares
38 Class C Shares
39 Class Z Shares

40 The Prudential Mutual Fund Family

   For More Information (Back Cover)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Risk/Return Summary
--------------------------------------------------------------------------------


This section highlights key information about PRUDENTIAL INTERNATIONAL BOND FUND, INC., which we refer to as "the Fund." Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is to seek TOTAL RETURN, made up of CURRENT INCOME and CAPITAL APPRECIATION. We normally invest at least 65% of the Fund's total assets in income-producing securities of issuers in at least 3 different countries, excluding the U.S. We invest in debt securities of foreign corporate issuers and foreign governments, supranational organizations, semi-governmental entities or governmental agencies or entities. We can also invest up to 35% of total assets in other kinds of U.S. income-producing securities, including U.S. governmental entities. To achieve our income objective, we look for investment-grade securities (BBB/Baa or above) denominated in U.S. dollars and foreign currencies. While we make every effort to achieve our objective, we can't guarantee success.

      The Fund may use a variety of hedging strategies to protect the value of the Funds investments including derivatives and cross-currency hedges.

--------------------------------------------------------------------------------
A SUPRANATIONAL ORGANIZATION is formed by the governments of different countries to promote economic development. The World Bank, the European Investment Bank and the Asian Development Bank are supranational entities. Securities of SEMI-GOVERNMENTAL ENTITIES are issued by organizations owned by a national or state government or are debts of a political unit that are not backed by the national government's credit and taxing power. The Province of Ontario and the City of Stockholm are examples of semi-governmental entities.
--------------------------------------------------------------------------------

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Since we invest primarily in bonds, there is the risk that interest rates will go up significantly, which generally causes bond prices to go down. Bonds with longer maturity dates typically produce higher yields and are subject to greater price shifts as a result of changes in interest rates than bonds with shorter maturity dates.

      Bond prices and the Fund's net asset value generally move in opposite directions--if interest rates go up, the prices of the bonds in the Fund's portfolio may fall because the bonds the Fund holds won't, as a rule, pay as



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Risk/Return Summary
--------------------------------------------------------------------------------


well as the newer bonds issued. Bonds that are issued when interest rates are high generally increase in value when interest rates fall. There is also the risk that the borrower will not repay the debt.

      Since we invest in foreign securities, there are more risks than if we invested only in obligations of the U.S. government. The amount of income available for distribution may be affected by our foreign currency gains or losses and certain hedging activities. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and changes in currency exchange rates can reduce or increase market performance.

      The Fund is non-diversified, meaning we can invest more than 5% of our assets in the securities of any one issuer. Investing in a non-diversified mutual fund involves greater risk than investing in a diversified fund.


      The Fund may use risk management techniques to try to preserve assets or enhance return. These strategies may present above average risks. Derivatives may not fully offset the underlying positions and this could result in losses to the Fund that would not otherwise have occurred.

      Some of our investment strategies involve risk. Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Fund, see "Investment Risks". The Fund does not represent a complete investment program.

      An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE

A number of factors--including risk--affect how the Fund performs. The following bar chart and table show the Fund's performance for each full calendar year of operation since 1989. They demonstrate the risk of investing in the Fund and how returns can change from year to year. Past performance does not mean that the Fund will achieve similar results in the future.



--------------------------------------------------------------------------------
2      Prudential International Bond Fund, Inc.      [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
Risk/Return Summary
--------------------------------------------------------------------------------


-----------------------------------------------
ANNUAL RETURNS (CLASS A SHARES)(1) (AS PERCENT)
--------------------------------------------------------------------------------------------------------------
      1989      1990      1991      1992      1993      1994      1995      1996      1997      1998


----------------------------------------------------------------------------------------------------
BEST QUARTER: ______% (__ quarter of 19__)   WORST QUARTER: ______% (__ quarter of 19__)
--------------------------------------------------------------------------------------------------------------

(1) These annual returns do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

------------------------------------------
AVERAGE ANNUAL RETURNS (AS OF 12/31/98)(1)
--------------------------------------------------------------------------------
                        1 YEAR    5 YEARS    10 YEARS(4)       SINCE INCEPTION
--------------------------------------------------------------------------------
Class A shares            __%        __%          %(4)       __% (since 7-31-87)
--------------------------------------------------------------------------------
Class B shares            __%        __%        N/A          __% (since 1-15-96)
--------------------------------------------------------------------------------
Class C shares            __%        __%        N/A          __% (since 1-15-96)
--------------------------------------------------------------------------------
Class Z shares            __%        __%        N/A          __% (since 3-17-97)
--------------------------------------------------------------------------------
Morgan GBI(2)             __%        __%          %          N/A
--------------------------------------------------------------------------------
Lipper Average(3)         __%        __%        __%          N/A

(1)   The Fund's returns are after deduction of sales charges and expenses.

(2) The J. P. Morgan Government Bond Index (GBI) is a market weighted index of the total return of government bonds of the following nations: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, the United Kingdom and the United States. The GBI is an unmanaged index and is traded, unhedged and measured in U.S. dollars. These returns do not include the effect of any sales charges. The securities in GBI may be very different than those in the Fund. These returns would be lower if they included the effect of sales charges. GBI returns since inception of each class are _% for Class A, _% for Class B, _% for Class C and _% for Class Z shares. Source: Lipper, Inc.

(3) The Lipper General World Income Average is based on the average return of all mutual funds in the Lipper General World Income category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Lipper returns since inception of each class are _% for Class A, _% for Class B, _% for Class C and _% for Class Z shares. The Series' returns are after deduction of sales charges and expenses. Source: Lipper, Inc.

(4) Prior to January 15, 1996, the Fund operated as a closed-end investment company.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Risk/Return Summary
--------------------------------------------------------------------------------


FEES AND EXPENSES

This table shows the sales charges, fees and expenses for each share class of the Fund--Class A, B, C and Z. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

--------------------------------------------------------
SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                         CLASS A     CLASS B   CLASS C   CLASS Z
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on      3%        None       1%       None
  purchases (as a percentage of offering
  price)
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)       None        3%(2)     1%(3)    None
  (as a percentage of the lower of
  original purchase price or sale
  proceeds)
--------------------------------------------------------------------------------
Maximum sales charge (load)                None       None      None      None
  imposed on reinvested dividends
  and other distributions
--------------------------------------------------------------------------------
Redemption fees                            None       None      None      None
--------------------------------------------------------------------------------
Exchange fee                               None       None      None      None
--------------------------------------------------------------------------------

----------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                         CLASS A     CLASS B   CLASS C   CLASS Z
--------------------------------------------------------------------------------
Management fees                            .75%       .75%      .75%      .75%
--------------------------------------------------------------------------------
+ Distribution and service (12b-1) fees    .30%(4)    .75%     1.00%(4)   None
--------------------------------------------------------------------------------
+ Other expenses                            __%        __%       __%       __%
--------------------------------------------------------------------------------
= TOTAL ANNUAL FUND OPERATING EXPENSES      __%        __%       __%       __%

(1) Your broker may charge you a separate or additional fee for purchases and sales of shares.

(2) The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares convert to Class A shares approximately seven years after purchase.

(3) The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.

(4) The Distributor of the Fund has voluntarily reduced its distribution and service fees for Class A shares to .15 of 1% of the average daily net assets of the Class A shares and .75 of 1% of both the Class B and Class C shares. These voluntary reductions may be terminated at any time without notice. With these reductions, Total annual Fund operating expenses are __% for Class A shares and ____% for both Class B and Class C shares.



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4      Prudential International Bond Fund, Inc.      [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
Risk/Return Summary
--------------------------------------------------------------------------------


EXAMPLE

This example will help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                     1 YR        3 YRS        5 YRS       10 YRS
--------------------------------------------------------------------------------
Class A shares                       $__          $__          $__          $__
--------------------------------------------------------------------------------
Class B shares                       $__          $__          $__          $__
--------------------------------------------------------------------------------
Class C shares                       $__          $__          $__          $__
--------------------------------------------------------------------------------
Class Z shares                       $__          $__          $__          $__

You would pay the following expenses on the same investment if you did not sell your shares:

--------------------------------------------------------------------------------
                                     1 YR        3 YRS        5 YRS       10 YRS
--------------------------------------------------------------------------------
Class A shares                       $__          $__          $__          $__
--------------------------------------------------------------------------------
Class B shares                       $__          $__          $__          $__
--------------------------------------------------------------------------------
Class C shares                       $__          $__          $__          $__
--------------------------------------------------------------------------------
Class Z shares                       $__          $__          $__          $__



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How the Fund Invests
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES


The Fund's investment objective is to seek TOTAL RETURN, made up of CURRENT INCOME and CAPITAL APPRECIATION. This means we seek investments that will increase in value, as well as pay the Fund interest and other income. While we make every effort to achieve our objective, we can't guarantee success.

------------------------------------------------------------------------------
On January 1, 1999, 11 of the 15 member states of the European Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each participating states's currency. Beginning July 1, 2002, the euro is anticipated to become the sole currency of the participating states. During the transition period, the Fund will treat the euro as a separate currency from that of any participating state.

The conversion may adversely affect the Fund if the euro does not take effect as planned; if a participating state withdraws from the European Monetary Union; or if the computing, accounting and trading systems used by the Funds' service providers, or by entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following, euro conversion. In addition, the conversion could cause markets to become more volatile.
------------------------------------------------------------------------------

      In pursuing our objective, we normally invest at least 65% of the Fund's total assets in income-producing securities of issuers in at least 3 different countries, excluding the U.S. We invest in debt securities of foreign corporate issuers, non-government issuers, and foreign governments, supranational organizations, semi-governmental entities or government agencies or entities. We invest in securities in U.S. dollars and securities in foreign countries based on U.S. dollars or foreign currencies. We will generally limit investments in particular currencies (even U.S. dollars) to 30% of the Fund's total assets although we can go higher if we think that a particular currency might significantly increase in value compared to the U.S. dollar. Also, the Fund may invest up to 65% of its total assets in securities denominated in the euro currency and up to 50% of its total assets in securities denominated in Japanese or British currencies. We may invest in securities of developing countries, which may be subject to more abrupt or erratic market movements than those of developed countries.

      We can also invest up to 35% of total assets in U.S. issuers including the U.S. government and its agencies. The Fund can invest up to 10% of its total assets in "stripped securities" (that is, securities where the principal or a scheduled



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6      Prudential International Bond Fund, Inc.      [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
How the Fund Invests
--------------------------------------------------------------------------------


interest payment are sold in separate parts) of U.S. and foreign government debt securities.

      Most of the Fund's debt securities are "investment grade." This means major rating services, like Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), have rated the securities within one of their four highest quality grades. Up to 15% of the Fund's total assets may be invested in lower rated securities, which are riskier and considered "speculative." These high-yield or "junk" bonds will have a minimum rating of B by Moody's or S&P or another major rating service at the time they are purchased. The Fund may continue to hold such a security if it is subsequently downgraded below B or is no longer rated by a major rating service. We may also invest in obligations that are not rated, but that we believe are of comparable quality to the obligations described above.

      The Fund has a weighted average maturity of between 3 and 15 years but may go below 3 years for temporary defensive purposes. The maturity of a bond is simply the number of years until the principal is due and payable. Weighted average maturity is calculated by adding the maturities of all of the bonds in a portfolio and dividing by the number of bonds on a weighted basis.

      The Fund may also use a variety of "hedging" strategies intended to protect the value of the Fund's securities rather than to make a profit. These may include derivative transactions and cross-currency hedges which are described in more detail in the Fund's Statement of Additional Information.

      For more information about this Fund and its investments, see "Investment Risks" below and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

      The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Fund can change investment policies that are not fundamental.

OTHER INVESTMENTS

We may also use the following investment strategies to increase the Fund's returns or protect its assets if market conditions warrant.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How the Fund Invests
--------------------------------------------------------------------------------


TEMPORARY DEFENSIVE INVESTMENTS AND CASH MANAGEMENT

In response to adverse market, economic or political conditions or for cash management, we may temporarily invest up to 100% of the Fund's assets in U.S. Treasury or other U.S. dollar-denominated securities or high quality money market instruments, including commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks and short-term obligations issued or guaranteed by the U.S. Government and its agencies of any maturity. Investing heavily in these securities limits our ability to achieve capital appreciation but can help to preserve the Fund's assets when the bond markets are volatile.

ZERO COUPON SECURITIES

We can invest in ZERO COUPON SECURITIES. These are bonds that are sold for a price that is less than their stated value. Interest payments on a zero coupon bond are not made during the life of the bond, but at the bond's maturity the holder gets the bond's stated value. The difference between the price paid for the bond and the amount paid to the holder at the bond's maturity is the holder's return. These types of securities may experience greater fluctuation in value and less liquidity than similarly rated bonds that pay interest at regular intervals.

ADJUSTABLE/FLOATING RATE SECURITIES

The Fund can invest in adjustable or floating rate securities whose interest rate is calculated by reference to a specific index and is reset periodically. The value of adjustable or floating rate securities does not respond as quickly to changing interest rates as do fixed rate securities.

REPURCHASE AGREEMENTS

The Fund may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund.



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8      Prudential International Bond Fund, Inc.      [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
How the Fund Invests
--------------------------------------------------------------------------------


DERIVATIVE STRATEGIES

We may use alternative investment strategies--including DERIVATIVES--to try to improve the Fund's returns or protect its assets, although we cannot guarantee these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money.

      Derivatives--such as futures, options, foreign currency forward contracts and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other investment--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we may use may not match the Fund's underlying holdings.

      Because we are an international fund and invest in securities denominated in different foreign currencies, we may use "currency hedges". Currency hedges can help protect the Fund's NAV from declining if a particular foreign currency were to decrease in value compared to the U.S. dollar.

      The Fund may invest without limit in commercial paper and other instruments that are "indexed" to certain specific foreign currency exchange rates. This means that the instrument's principal amount is adjusted upwards or downwards (but not below zero) to reflect changes in the exchange rate between two currencies from the time the instrument is outstanding until it matures. When the Fund purchases one of these instruments, it pays with the currency in which the instrument is denominated and, at maturity, it receives interest and principal payments in the same currency. These instruments offer the potential for realizing gains as a result of changes in foreign currency exchange rates that can be used to hedge (or cross-hedge) against a decline in the U.S. dollar value of the investments while providing an attractive money market rate of return.

      For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks--Risk Management and Return Enhancement Strategies."



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                                                                               9

--------------------------------------------------------------------------------
How the Fund Invests
--------------------------------------------------------------------------------


ADDITIONAL STRATEGIES

The Fund also follows certain policies when it: BORROWS MONEY (the Fund can borrow up to 20% of the value of its total assets) and holds ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is "NON-DIVERSIFIED," meaning it can invest more than 5% of its assets in the securities of any one issuer. The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.



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10      Prudential International Bond Fund, Inc.      [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
How the Fund Invests
--------------------------------------------------------------------------------


INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Fund is no exception. This chart outlines the key risks and potential rewards of the Fund's principal investments. See, too, "Description of the Fund, it's Investments and Risks" in the SAI.

-----------------------------
INVESTMENT TYPE
                             ---------------------------------------------------
% OF FUND'S ASSETS             RISKS                       POTENTIAL REWARDS
--------------------------------------------------------------------------------
INCOME-PRODUCING             o The Fund's share          o Bonds have generally
SECURITIES                     price, yield and            outperformed money
                               total return will           market instruments
At least 65% of                fluctuate in                over the long term
total assets                   response to bond            with less risks than
                               market movements.           stocks.

                             o Credit risk--the          o Most bonds will rise
                               default of an issuer        in value when
                               would leave the Fund        interest rates fall.
                               with unpaid interest
                               or principal              o Regular interest
                                                           income

                             o Market risk--the          o Generally more
                               risk that the market        secure than stock
                               value of an                 since companies must
                               investment may move         pay their debts
                               up or down,                 before paying
                               sometimes rapidly or        stockholders
                               unpredictably.
                               Market risk may           o Investment grade
                               affect an industry,         bonds have a lower
                               a sector or the             risk of default
                               market as a whole.

                                                         o Principal and
                             o Interest rate               interest on
                               risk--the value of          government
                               most bonds will fall        securities may be
                               when interest rates         guaranteed by the
                               rise, the longer a          issuing government
                               bond's maturity and
                               the lower its credit      o Junk bonds offer
                               quality, the more           higher yields and
                               its value typically         higher potential
                               falls. It can lead          gains.
                               to price volatility,
                               particularly for
                               junk bonds and
                               stripped securities

                             o As a non-diversified
                               fund, we will have
                               greater exposure to
                               loss from a single
                               issuer

                             o Not all government
                               securities are
                               insured or
                               guaranteed by the
                               government but only
                               by the issuing
                               agency
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How the Fund Invests
--------------------------------------------------------------------------------


-----------------------------
INVESTMENT TYPE
                             ---------------------------------------------------
% OF FUND'S ASSETS             RISKS                       POTENTIAL REWARDS
--------------------------------------------------------------------------------
                             o Junk bonds (rated
                               BB/Ba or lower) have
                               a higher risk of
                               default, tend to be
                               less liquid and may
                               be more difficult to
                               value.
--------------------------------------------------------------------------------
FOREIGN SECURITIES          o Foreign markets,           o Investors can
                              economies and                participate in the
Percentage varies             political systems            growth of foreign
                              may not be as stable         markets and
                              as in the U.S.,              companies operating
                              particularly those           in those markets
                              in developing
                              countries                  o Changing value of
                                                           foreign currencies
                            o Currency
                              risk--changing             o Opportunities for
                              values of foreign            diversification
                              currencies

                            o Debt securities
                              issued by
                              supranational
                              organizations or
                              semi-governmental
                              issuers may be
                              backed by limited
                              assets in the event
                              of default

                            o May be less liquid
                              than U.S. stocks and
                              bonds

                            o Differences in
                              foreign laws,
                              accounting
                              standards, public
                              information, custody
                              and settlement
                              practices

                            o [Year 2000 conversion
                              may be more of a
                              problem for some
                              foreign issuers]
--------------------------------------------------------------------------------
DERIVATIVES                 o Derivatives such as        o The Fund could make
                              futures, options and         money and protect
Percentage Varies             foreign currency             against losses if
                              forward contracts            the investment
                              may not fully offset         analysis proves
                              the underlying               correct
                              positions and this
                              could result in            o Derivatives that
                              losses to the Fund           involve leverage
                              that would not have          could generate
                              otherwise occurred*          substantial gains at
                                                           low cost
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
12     Prudential International Bond Fund, Inc.      [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
How the Fund Invests
--------------------------------------------------------------------------------


-----------------------------
INVESTMENT TYPE
                             ---------------------------------------------------
% OF FUND'S ASSETS             RISKS                       POTENTIAL REWARDS
--------------------------------------------------------------------------------
                             o Derivatives used for      o One way to manage
                               risk management may         the Fund's
                               not have the                risk/return balance
                               intended effects and        is by locking in the
                               may result in losses        value of an
                               or missed                   investment ahead of
                               opportunities               time

                             o The other party to a      o May be used to hedge
                               derivatives contract        against changes in
                               could default               currency exchange
                                                           rates
                             o Derivatives that
                               involve leverage
                               could magnify losses

                             o Certain types of
                               derivatives involve
                               costs to the Fund
                               that can reduce
                               returns
--------------------------------------------------------------------------------
ILLIQUID SECURITIES          o May be difficult          o May offer a more
                               to value precisely          attractive yield or
Up to 15% of net assets                                    potential for growth
                             o May be difficult to         than more widely
                               sell at the time or         traded securities
                               price desired
--------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS     o Limits potential for      o May preserve the
                               capital appreciation        Fund's assets
Up to 100% on a temporary
basis                        o See Credit risk and
                               Market risk
--------------------------------------------------------------------------------
ZERO COUPON BONDS            o Generates "phantom        o May lack in a higher
                               income" for the Fund        rate of return than
Up to 10% of net assets        for tax purposes            is available in the
                               although no income is       market place at time
                               paid                        of maturity

                             o Typically subject to
                               greater volatility and
                               less liquidity in
                               adverse markets than
                               other income producing
                               securities
--------------------------------------------------------------------------------
ADJUSTABLE/FLOATING RATE     o Value lags value of       o Can take advantage of
SECURITIES                     fixed rate securities       rising interest rates
                               when interest rates
                               change
Percentage varies
--------------------------------------------------------------------------------

* An option is the right to buy or sell securities in exchange for a premium. A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How the Fund is Managed
--------------------------------------------------------------------------------


MANAGER

PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077

      Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. For the fiscal year ended December 31, 1998, the Fund paid PIFM management fees of .75% of the Fund's average net assets.

      As of January 31, 1999, PIFM served as the Manager to all __ of the Prudential Mutual Funds, and as Manager or administrator to __ closed-end investment companies, with aggregate assets of approximately $__ billion.

INVESTMENT ADVISER

The Prudential Investment Corporation, called Prudential Investments, is the Fund's investment adviser. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. Prudential Investments has entered into a service agreement with PRICOA Asset Management Ltd. (PRICOA), a subsidiary of The Prudential Insurance Company of America, for the provision of investment advisory services to the Fund and compensates PRICOA for its reasonable costs and expenses in providing such services. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and PRICOA and reimburses Prudential Investments for its reasonable costs and expenses.

      PRICOA, an indirect wholly-owned subsidiary of Prudential, is located at Cutlers Court, 100 Piccadilly, London W1V9FN England. It was incorporated under U.K. law in January 1997 and as of December 31, 1998 had approximately $__ billion under management.

PORTFOLIO MANAGERS


The Fund is co-managed by J. GABRIEL IRWIN and SIMON WELLS.

      Gabriel Irwin and Simon Wells both joined Prudential Investments in April 1995 to lead the Global Fixed Income Group and have been co-managing the Fund since then. Before joining Prudential they were Senior Vice Presidents at Smith Barney Global Capital Management in London.



--------------------------------------------------------------------------------
14     Prudential International Bond Fund, Inc.      [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
How the Fund is Managed
--------------------------------------------------------------------------------

      Simon and Gabriel use a fundamental approach to international bond investing. They analyze worldwide macro-economic, political and social events and trends searching for opportunities they believe will offer attractive yields, as well as the potential for price appreciation.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" table.

YEAR 2000 READINESS DISCLOSURE

      The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. The Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Fund and its Board receive and have received since early 1998 satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner or that there will be no adverse impact on the Fund. Moreover, the Fund at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.



--------------------------------------------------------------------------------

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How the Fund is Managed
--------------------------------------------------------------------------------


      Additionally, issuers of securities generally, as well as those purchased by the Fund, may confront Year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and result in a decline in the value of the securities held by the Fund.



--------------------------------------------------------------------------------
16     Prudential International Bond Fund, Inc.      [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
Fund Distributions and Tax Issues
--------------------------------------------------------------------------------


Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified tax-deferred plan or account.

      Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified tax-deferred plan or account.

      The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Fund declares daily and distributes DIVIDENDS of any net investment income to shareholders, typically every month. For example, if the Fund owns Utopia Government bonds and the bond pays income, the Fund will pay out a portion of this income to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund.

      The amount of income available for distribution to shareholders will be affected by any foreign currency gains or losses generated by the Fund and cannot be predicted. This fact, coupled with the different tax and accounting treatment of certain currency gains and losses, increases the possibility that distribution in whole or in part may be a return of capital to shareholders.

      The Fund also distributes realized net CAPITAL GAINS to shareholders--typically once a year--which are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains are taxed at the rate of 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at rates up to 39.6%. Different rates apply to corporate shareholders.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fund Distributions and Tax Issues
--------------------------------------------------------------------------------


      For your convenience, Fund distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES

FORM 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.

      Fund distributions are generally taxable to you in the year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are eligible for the 70% dividends-received deduction for certain dividends.

WITHHOLDING TAXES

If you are subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions, or, if federal tax law requires you to provide the Fund with your tax identification number and certifications as to your tax status, and you fail to do this, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.


--------------------------------------------------------------------------------
18     Prudential International Bond Fund, Inc.      [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
Fund Distributions and Tax Issues
--------------------------------------------------------------------------------


IF YOU PURCHASE JUST BEFORE RECORD DATE

If you buy shares of the Fund just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well, since you bought shares one day, and soon after received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend and the market changes (if any) to reflect the payout. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED RETIREMENT PLANS

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential Mutual Funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax, unless you hold shares in a qualified tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                                       +$  CAPITAL GAIN
                                           (taxes owed)
                         RECEIPTS      OR
                         FROM SALE
                                       -$  CAPITAL LOSS
                                           (offset against gain)

--------------------------------------------------------------------------------

      Exchanging your shares of the Fund for the shares of another Prudential Mutual Fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fund Distributions and Tax Issues
--------------------------------------------------------------------------------


      Any gain or loss you may have from selling or exchanging Fund shares will not be reported on the Form 1099. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, a well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES

We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the IRS. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.



--------------------------------------------------------------------------------
20     Prudential International Bond Fund, Inc.      [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
How to Buy, Sell and
Exchange Shares of the Fund
--------------------------------------------------------------------------------


HOW TO BUY SHARES

STEP 1: OPEN AN ACCOUNT

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

      To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS

Individual investors can choose among Class A, Class B, Class C, and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.

      Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within certain time periods (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a low front-end sales charge and low CDSC, but the operating expenses are also higher than the expenses for Class A shares.

      When choosing a share class, you should consider the following:

      o     The amount of your investment

      o The length of time you expect to hold the shares and the impact of the varying distribution fees


--------------------------------------------------------------------------------

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How to Buy, Sell and
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--------------------------------------------------------------------------------


      o The different sales charges that apply to each share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC

      o     Whether you qualify for any reduction or waiver of sales charges

      o The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase

      o     Whether you qualify to purchase Class Z shares

Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

--------------------------------------------------------------------------------
                    CLASS A           CLASS B          CLASS C           CLASS Z

Minimum purchase    $1,000            $1,000           $2,500            None
  amount(1)

Minimum amount      $100              $100             $100              None
  for subsequent
  purchases(1)

Maximum initial     4% of the public  None             1% of the public  None
  sales charge      offering price                     offering price

Contingent          None              If Sold During:  1% on sales       None
  Deferred                            Year 1, 5%       made within
  Sales Charge                        Year 2, 4%       18 months
  (CDSC)(2)                           Year 3, 3%       of purchase(2)
                                      Year 4, 2%
                                      Year 5/6, 1%
                                      Year 7, 0%

Annual              .30 of 1%         1% (.75 of 1%    1% (.75 of 1%     None
  distribution      (.15 of 1%        currently)       currently)
  and service       currently)
  (12b-1) fees
  shown as a
  percentage of
  average net
  assets(3)

(1) The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Additional Shareholder Services--Automatic Investment Plan."

(2) For more information about the CDSC and how it is calculated, see "Contingent Deferred Sales Charges (CDSC)." Class C shares bought before November 2, 1998 have a 1% CDSC if sold within one year.

(3) These distribution fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A, B and C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee) and is .75 of 1% for Class B and Class C shares.



--------------------------------------------------------------------------------
22     Prudential International Bond Fund, Inc.      [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
How to Buy, Sell and
Exchange Shares of the Fund
--------------------------------------------------------------------------------


REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows you how the sales charge decreases as the amount of your investment increases.

--------------------------------------------------------------------------------
                        SALES CHARGE AS %      SALES CHARGE AS %          DEALER
AMOUNT OF PURCHASE      OF OFFERING PRICE     OF AMOUNT INVESTED     REALLOWANCE

Less than $50,000                   4.00%                  4.17%           3.75%

$50,000 but less than               3.50%                  3.63%           3.25%
  $100,000

$100,000 but less than              2.75%                  2.83%           2.50%
  $250,000

$250,000 but less than              2.00%                  2.04%           1.90%
  $500,000

$500,000 but less than              1.50%                  1.52%           1.40%
  $1,000,000

$1,000,000 and above(1)             None                   None            None


(1) If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares.

      To satisfy the purchase amounts above, you can:

      o     Invest with an eligible group of related investors;

      o Buy the Class A shares of two or more Prudential Mutual Funds at the same time;

      o Use your RIGHTS OF ACCUMULATION, which allow you to combine the value of Prudential Mutual Fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation); or

      o Sign a LETTER OF INTENT, stating in writing that you or a group of related investors will purchase a certain amount of shares in the Fund and other Prudential Mutual Funds within 13 months.

Benefit Plans. Benefit Plans can avoid Class A's initial sales charge if the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired under the exchange privilege) or 250 eligible employees or



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How to Buy, Sell and
Exchange Shares of the Fund
--------------------------------------------------------------------------------


participants. For these purposes, a Benefit Plan is a pension, profit-sharing or other employee benefit plan qualified under Section 401 of the Internal Revenue Code, a deferred compensation or annuity plan under Sections 403(b) and 457 of the Internal Revenue Code, a "rabbi" trust or a non-qualified deferred compensation plan sponsored by an employer that has a tax-qualified benefit plan with Prudential. Class A shares may also be purchased without a sales charge by participants who are repaying loans from Benefit Plans where Prudential (or its affiliates) provides administrative or recordkeeping services, sponsors the product or provides account services.

      Certain Prudential retirement programs--such as PruArray Association Benefit Plans and PruArray Savings Programs--may also be exempt from Class A's sales charge. For more information, see the SAI or contact your financial adviser. In addition, waivers are available to investors in certain programs sponsored by brokers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

      o Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services; and

      o Mutual Fund "supermarket" programs where the sponsor links its customers' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Other Types of Investors. Other investors pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, Prudential Mutual Funds, the subadvisers of the Prudential Mutual Funds and clients of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE

Benefit Plans. Benefit Plans (as defined above) may purchase Class C shares without paying an initial sales charge. Class C shares may also be purchased without an initial sales charge by participants who are repaying loans from Benefit Plans where Prudential (or its affiliates) provides administrative or recordkeeping services, sponsors the product or provides account services.



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24     Prudential International Bond Fund, Inc.      [GRAPHIC] (800) 225-1852

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How to Buy, Sell and
Exchange Shares of the Fund
--------------------------------------------------------------------------------


Prudential Retirement Plans. The initial sales charge will be waived for purchases of Class C shares by both qualified and non-qualified retirement and deferred compensation plans participating in the PruArray Plan and other plans if Prudential also provides administrative or recordkeeping services.

Investment of Redemption Proceeds from Other Investment Companies. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must:

      o     purchase your shares through an account at Prudential Securities

      o purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation

      o     purchase your shares through another broker

      This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker. The Transfer Agent may require any supporting documents it considers appropriate.

QUALIFYING FOR CLASS Z SHARES

Class Z shares of the Fund can be purchased by any of the following:

      o Any Benefit Plan as defined above, and certain non-qualified plans, provided the Benefit Plan--in combination with other plans sponsored by the same employer or group of related employers--has at least $50 million in defined contribution assets

      o Participants in any fee-based program or trust program sponsored by Prudential or an affiliate which includes mutual funds as investment options and the Fund as an available option

      o Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available option

      o Benefit Plans for which an affiliate of the Distributor provides administrative or recordkeeping services and as of September 20, 1996 were either Class Z shareholders of the Prudential Mutual Funds or


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How to Buy, Sell and
Exchange Shares of the Fund
--------------------------------------------------------------------------------


            executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds

      o Current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund)

      o Employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan

      o     Prudential with an investment of $10 million or more

      In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you received with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

      When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation--it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities)


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26     Prudential International Bond Fund, Inc.      [GRAPHIC] (800) 225-1852
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How to Buy, Sell and
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--------------------------------------------------------------------------------


is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.

------------------------------------------------------------------------------
MUTUAL FUND SHARES

The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds Utopia government bonds in its portfolio and the price of Utopia government bonds goes up, while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
------------------------------------------------------------------------------

      We determine the NAV of our shares once each business day at 4:15 p.m. New York Time on days that the New York Stock Exchange is open for trading. Because we are an international fund, the NAV can change on days when you cannot buy or sell shares. We do not determine NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect the NAV.

WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?

For Class A and Class C shares, you'll pay the public offering price, which is NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge a separate or additional fee for purchases of shares.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income


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                                                                              27
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How to Buy, Sell and
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and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker, or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs, or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

The PruTector Program. Optional group term life insurance--which protects the value of your Prudential Mutual Fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. This insurance is subject to various restrictions and charges and is not available in all states.



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Systematic Withdrawal Plan. A systematic withdrawal plan is available that will provide you with monthly or quarterly checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.

      When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, he must receive your order to sell by 4:15 p.m. New York Time to process the sale on that day. Otherwise, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

      Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the sales proceeds until your check clears, which can take up to 10 days from your purchase date. You can avoid delay if you purchase by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.


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How to Buy, Sell and
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RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

      If you are selling more than $50,000 of shares, you want the check sent to someone or some place that is not in our records or you are a business or a trust, or if you hold your shares directly with the Transfer Agent, you may have to have the signature on your sell order guaranteed by a financial institution. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGES (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

      o Amounts representing shares you purchased with reinvested dividends and distributions

      o Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares (five years for Class B shares purchased before January 22, 1990) and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998)

      o Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares)

      Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.

      Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

      As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in



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30     Prudential International Bond Fund, Inc.      [GRAPHIC] (800) 225-1852
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How to Buy, Sell and
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the fourth and 1% in the fifth and sixth years and 0% in the seventh year. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase (or one year if purchased before November 2, 1998). For both Class B and C shares, the CDSC is the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

      The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES

The CDSC will be waived if the Class B shares are sold:

      o After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy (with rights of survivorship), provided the shares were purchased before the death or disability

      o To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA, or Section 403(b) custodial account

      o     On certain sales from a Systematic Withdrawal Plan

      For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charges--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES

Prudential Retirement Plans. The CDSC will be waived for purchases of Class C shares by both qualified and non-qualified retirement and deferred compensation plans participating in the PruArray Plan and other plans if Prudential also provides administrative or recordkeeping services. The CDSC will also be waived on redemptions from Benefit Plans sponsored by Prudential and its affiliates to the extent that the redemption proceeds are invested in The Guaranteed Investment Account (a group annuity insurance product sponsored



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How to Buy, Sell and
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--------------------------------------------------------------------------------


by Prudential), the Guaranteed Insulated Separate Account (a separate account offered by Prudential) and shares of The Stable Value Fund (an unaffiliated bank collective fund).

Other Benefit Plans. The CDSC will be waived on redemptions from Benefit Plans holding shares through a broker not affiliated with Prudential and for which the broker provides administrative or recordkeeping services.

REDEMPTION IN KIND

If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE

After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."


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32      Prudential International Bond Fund, Inc.      [GRAPHIC] (800) 225-1852
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How to Buy, Sell and
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RETIREMENT PLANS

To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other Prudential Mutual Funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential Mutual Fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.

      If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

      There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.


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                                                                              33
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How to Buy, Sell and
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      Remember, as we explained in the section entitled "Fund Distributions and
Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

     If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING

Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When in our opinion such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled accounts. The Fund may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.



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34      Prudential International Bond Fund, Inc.      [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


The financial highlights will help you evaluate the Fund's financial performance. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

      Review each chart with the financial statements and report of independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.



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                                                                              35
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--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

CLASS A SHARES

The financial highlights were audited by ______________, independent accountants, whose report was unqualified.

---------------------------------------------------------------
CLASS A SHARES (FISCAL YEARS ENDED 12-31)                      -----------------------------------
PER SHARE OPERATING PERFORMANCE            1998       1997(2)      1996       1995(3)      1994(3)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR          $__   $   7.63     $   7.68   $   6.76     $   7.84
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                        __        .49          .56        .48          .45
Net realized and unrealized gain
 (loss) on investments and
 foreign currency transactions               __       (.22)         .28       1.13         (.97)
TOTAL FROM INVESTMENT OPERATIONS             __        .27          .84       1.61         (.52)
--------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         __       (.58)        (.67)      (.48)        (.23)
Distributions in excess of net
 investment income                           __       (.24)        (.40)      (.21)          --
Distributions from capital gains             --         --           --         --         (.10)
Tax return of capital
distributions                                --         --           --         --         (.23)
TOTAL DISTRIBUTIONS                         (__)      (.82)       (1.07)      (.69)        (.56)
Redemption fee retained by Fund              --         --          .18         --           --
NET ASSET VALUE, END OF YEAR                $__   $   7.08     $   7.63   $   7.68     $   6.76
TOTAL RETURN(1)                              __%      3.62%       14.02%     25.14%       (5.62)%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                   1998       1997         1996       1995         1994
--------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000)               $--   $ 96,365     $125,637   $350,339     $303,703
Average net assets (000)                    $__   $110,910     $180,588   $342,741     $331,421
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution fees        __%      1.64%        1.48%      1.05%        1.11%
Expenses, excluding distribution fees        __%      1.49%        1.34%      1.05%        1.11%
Net investment income                        __%      6.54%        6.45%      6.37%        6.21%
Portfolio turnover rate                      __%        53%          38%       203%         526%
--------------------------------------------------------------------------------------------------


(1) Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.
(2)   Calculated based upon average shares outstanding during the year.
(3)   Before 1-15-96, the Fund was a closed-end investment company.


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36      Prudential International Bond Fund, Inc.      [GRAPHIC] (800) 225-1852

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Financial Highlights
--------------------------------------------------------------------------------


CLASS B SHARES

The financial highlights were audited by ______________, independent accountants, whose report was unqualified.

------------------------------------------------------------
CLASS B SHARES (FISCAL PERIODS ENDED 12-31)                 --------------------
PER SHARE OPERATING PERFORMANCE                      1998    1997(3)    1996(1)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $__   $7.64     $ 7.72
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  __     .44        .52
Net realized and unrealized gain (loss)
 on investments and foreign currency
 transactions                                          __    (.20)       .25
TOTAL FROM INVESTMENT OPERATIONS                       __     .24        .77
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   __    (.54)      (.63)
Distributions in excess of net investment
income                                                 __    (.24)      (.40)
TOTAL DISTRIBUTIONS                                   (__)   (.78)     (1.03)
Redemption fee retained by Fund                        --      --        .18
NET ASSET VALUE, END OF PERIOD                        $__   $7.10     $ 7.64
TOTAL RETURN(2)                                        __%   3.25%     12.86%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                             1998    1997       1996
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000)                       $--   $ 531     $   75
Average net assets (000)                              $__   $ 335     $   23
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution fees                  __%   2.24%      2.09%(4)
Expenses, excluding distribution fees                  __%   1.49%      1.34%(4)
Net investment income                                  __%   6.00%      5.85%(4)
Portfolio turnover                                     __%     53%        38%
--------------------------------------------------------------------------------

(1) For the period from 1-15-96 (when Class B shares were first offered) through 12-31-96.
(2) Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.
(3)   Calculated based upon average shares outstanding during the year.
(4)   Annualized.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


CLASS C SHARES

The financial highlights were audited by ______________, independent accountants, whose report was unqualified.

---------------------------------------------------------
CLASS C SHARES (FISCAL PERIODS ENDED 12-31)              -----------------------
PER SHARE OPERATING PERFORMANCE                   1998       1997(3)    1996(1)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $__   $   7.64     $ 7.72
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                               __        .40        .52
Net realized and unrealized gain (loss)
 on investment and foreign currency
 transactions                                       __       (.16)       .25
TOTAL FROM INVESTMENT OPERATIONS                    __        .24        .77
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                __       (.54)      (.63)
Distributions in excess of net investment
 income                                             __       (.24)      (.40)
TOTAL DISTRIBUTIONS                                (__)      (.78)     (1.03)
Redemption fee retained by Fund                     --         --        .18
NET ASSET VALUE, END OF PERIOD                     $__   $   7.10     $ 7.64
TOTAL RETURN(2)                                     __%      3.25%     12.86%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                          1998       1997       1996
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000)                    $--   $     76     $   13(4)
Average net assets (000)                           $__   $     26     $    8(4)
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution fees               __%      2.24%      2.09%(5)
Expenses, excluding distribution fees               __%      1.49%      1.34%(5)
Net investment income (loss)                        __%      5.96%      5.85%(5)
Portfolio turnover                                  __%        53%        38%
--------------------------------------------------------------------------------

(1) For the period from 1-15-96 (when Class C shares were first offered) through 12-31-96.
(2) Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total return for periods of less than a full year is not annualized.
(3)   Calculated based upon average shares outstanding during the period.
(4)   Amounts are actual and not rounded to the nearest thousand.
(5)   Annualized.



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38      Prudential International Bond Fund, Inc.      [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


CLASS Z SHARES

The financial highlights were audited by ______________, independent accountants, whose report was unqualified.

----------------------------------------------------------
CLASS Z SHARES (FISCAL YEARS ENDED 12-31)                 ----------------------
PER SHARE OPERATING PERFORMANCE                           1998        1997(1)(2)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $__    $   7.57
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       __         .38
Net realized and unrealized gain (loss)
 on investment and foreign currency
 transactions                                               __         .04
TOTAL FROM INVESTMENT OPERATIONS                            __         .34
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        __        (.59)
Distributions in excess of net investment
income                                                      __        (.24)
TOTAL DISTRIBUTIONS                                        (__)       (.83)
NET ASSET VALUE, END OF PERIOD                             $__    $   7.10
TOTAL RETURN(3)                                             __%       4.97%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                                  1998        1997
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000)                            $--    $    628
Average net assets (000)                                   $__    $    121
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution fees                       __%       1.49%(4)
Expenses, excluding distribution fees                       __%       1.49%(4)
Net investment income                                       __%       6.82%(4)
Portfolio turnover                                          __%         53%
--------------------------------------------------------------------------------

(1) Information shown is for the period from 3-17-97 (when Class Z shares were first offered) through 12-31-97.
(2)   Calculated based upon average shares outstanding during the period.
(3) Total return assumes reinvestment of dividends and any other distributions. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total return for periods of less than a full year is not annualized.
(4)   Annualized.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Prudential Mutual Fund Family
--------------------------------------------------------------------------------


Prudential offers a broad range of mutual funds designed to meet your individual needs. For more information about these funds, contact your financial adviser or Prudential professional or call (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS

PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
PRUDENTIAL EMERGING GROWTH FUND, INC.
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL EQUITY INCOME FUND
PRUDENTIAL INDEX SERIES FUND
   Prudential Small-Cap Index Fund
   Prudential Stock Index Fund
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   Prudential Jennison Growth Fund
   Prudential Jennison Growth & Income Fund
PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
PRUDENTIAL SMALL COMPANY VALUE
   FUND, INC.
PRUDENTIAL 20/20 FOCUS FUND
PRUDENTIAL UTILITY FUND, INC.
NICHOLAS-APPLEGATE FUND, INC.
   Nicholas-Applegate Growth Equity Fund
ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
   Conservative Growth Fund
   Moderate Growth Fund
   High Growth Fund
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   Prudential Active Balanced Fund

GLOBAL FUNDS

GLOBAL STOCK FUNDS
PRUDENTIAL DEVELOPING MARKETS FUND
   Prudential Developing Markets
        Equity Fund
   Prudential Latin America Equity Fund
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND
   Prudential Europe Index Fund
   Prudential Pacific Index Fund
PRUDENTIAL NATURAL RESOURCES FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
   Global Series
   International Stock Series
GLOBAL UTILITY FUND, INC.
GLOBAL BOND FUNDS
PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.
   Limited Maturity Portfolio
PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.
PRUDENTIAL INTERNATIONAL BOND FUND, INC.
THE GLOBAL TOTAL RETURN FUND, INC.



--------------------------------------------------------------------------------
40      Prudential International Bond Fund, Inc.      [GRAPHIC] (800) 225-1852

BOND FUNDS


TAXABLE BOND FUNDS
PRUDENTIAL DIVERSIFIED BOND FUND, INC.
PRUDENTIAL GOVERNMENT INCOME FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES TRUST
   Short-Intermediate Term Series
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN
   Fund, Inc.
PRUDENTIAL INDEX SERIES FUND
   Prudential Bond Market Index Fund
PRUDENTIAL STRUCTURED MATURITY FUND, INC.
   Income Portfolio

TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
   California Series
   California Income Series
PRUDENTIAL MUNICIPAL BOND FUND
   High Income Series
   Insured Series
PRUDENTIAL MUNICIPAL SERIES FUND
   Florida Series
   Massachusetts Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
PRUDENTIAL NATIONAL MUNICIPALS
   FUND, INC.

MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
   Liquid Assets Fund
   National Money Market Fund
PRUDENTIAL GOVERNMENT SECURITIES TRUST
   Money Market Series
   U.S. Treasury Money Market Series
PRUDENTIAL SPECIAL MONEY MARKET
   FUND, INC.
   Money Market Series
PRUDENTIAL MONEYMART ASSETS, INC.

TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
   California Money Market Series
PRUDENTIAL MUNICIPAL SERIES FUND
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series

COMMAND FUNDS
COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND

INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY
   PORTFOLIO, INC.
   Institutional Money Market Series



--------------------------------------------------------------------------------

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555
 (if calling from outside the U.S.)

--------------------------------------------------------------------------------
Outside Brokers Should Contact:

PRUDENTIAL INVESTMENT MANAGEMENT
  SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769

--------------------------------------------------------------------------------
Visit Prudential's Web Site At:

http://www.prudential.com

--------------------------------------------------------------------------------
Additional information about the Fund can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL
  INFORMATION (SAI)
  (incorporated by reference into
  this prospectus)

ANNUAL REPORT
  (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance)

SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-6009
  (The SEC charges a fee to copy documents.)

In Person:

Public Reference Room in
Washington, DC
  (For hours of operation, call
  1(800) SEC-0330)

Via the Internet:
HTTP://WWW.SEC.GOV

--------------------------------------------------------------------------------
CUSIP Numbers:

Class A Shares--74436Q-10-1
Class B Shares--74436Q-20-0
Class C Shares--74436Q-30-9
Class Z Shares--74436Q-40-8
Investment Company Act File No:
811-5123


MF170A                                  [RECYCLE LOGO] Printed on Recycled Paper

                    PRUDENTIAL INTERNATIONAL BOND FUND, INC.
                (formerly The Global Government Plus Fund, Inc.)


                       Statement of Additional Information
                               dated March  , 1999

      Prudential International Bond Fund, Inc. (the Fund) is an open-end, non-diversified, management investment company, or a mutual fund, whose investment objective is to seek total return, made up of current income and capital appreciation. The Fund seeks to achieve this objective by investing at least 65% of its total assets in debt securities of issuers located in at least three countries, excluding the United States (except in periods of market weakness). The Fund invests in foreign debt securities issued by foreign corporate and governmental issuers. There can be no assurance that the Fund's investment objective will be achieved. Investing in foreign government securities, options and futures contracts involves considerations and possible risks which are different from those ordinarily associated with investing in U.S. Government securities.


      The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


      This Statement of Additional Information is not a prospectus and should
only be read in conjunction with the Fund's Prospectus, dated March   , 1999, a
copy of which may be obtained from the Fund upon request.


                                TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
Fund History ..........................................................    B-2
Description of the Fund, Its Investments and Risks ....................    B-2
Investment Restrictions ...............................................    B-16
Management of the Fund ................................................    B-17
Control Persons and Principal Holders of Securities ...................    B-20
Investment Advisory and Other Services ................................    B-22
Brokerage Allocation and Other Practices ..............................    B-26
Capital Shares, Other Securities and Organization .....................    B-27
Purchase, Redemption and Pricing of Fund Shares .......................    B-27
Shareholder Investment Account ........................................    B-36
Net Asset Value .......................................................    B-40
Taxes, Dividends and Distributions ....................................    B-41
Performance Information ...............................................    B-43
Financial Statements ..................................................    B-45
Report of Independent Accountants .....................................    B-68
Appendix I--General Investment Information ............................    I-1
Appendix II--Historical Performance Data ..............................    II-1
Appendix III--Information Relating to Prudential ......................    III-1


MF170B

                                  FUND HISTORY

      Prudential International Bond Fund, Inc., was incorporated under the laws of Maryland on April 20, 1987 under the name "The Global Government Plus Fund, Inc." as a closed-end, non-diversified management investment company. The Fund operated as a closed-end fund prior to January 15, 1996. On December 6, 1995, shareholders approved open-ending the Fund, and since January 15, 1996, the Fund has operated as an open-end fund. Effective August 8, 1997, the Fund changed its name to Prudential International Bond Fund, Inc.

               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

      (A) CLASSIFICATION. The Fund is a "non-diversified" investment company and may invest more than 5% of its total assets in the securities of one or more issuers. However, the Fund intends to limit its investments in the securities of any one bank or corporation to 10% of its total assets at the time of purchase. The Fund will not invest 25% or more of its total assets at the time of purchase in the securities of a central government or a supranational issuer or, as to 50% of its assets, more than 5% in any one issuer. Investment in a non-diversified investment company involves greater risk than investment in a diversified investment company because a loss resulting from the default of a single issuer may represent a greater portion of the total assets of a non-diversified portfolio.

      (B) AND (C) INVESTMENT STRATEGIES, POLICIES AND RISKS. The Fund's investment objective is to maximize total return, made up of current income and capital appreciation. While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's prospectus, the Fund may from time to time also use the securities, instruments, policies and strategies described below in seeking to achieve its objective. The Fund may not be successful in achieving its objective and you could lose money.


FOREIGN SECURITIES


      As a global fund, the Fund will invest a substantial portion of its total assets in foreign money market instruments and debt and equity securities. American Depositary Receipts (ADRs )and American Depository Shares (ADSs) are not considered foreign securities within this limitation.) In many instances, foreign securities may provide higher yields but may be subject to greater fluctuations in price than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government, its instrumentalities or agencies.

      Foreign securities involve certain risks, which should be considered carefully by an investor in the Fund. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States, and, for certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment in those countries. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against, the issuers of such securities.

      The costs attributable to foreign investing are higher than the costs of domestic investing. For example, the cost of maintaining custody of foreign securities generally exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing are frequently higher than those attributable to domestic investing. Foreign investment income may be subject to foreign withholding or other government taxes that could reduce the return to the Fund on those securities. Tax treaties between the United States and certain foreign countries may, however, reduce or eliminate the amount of foreign tax to which the Fund would be subject.

      The Fund invests in debt securities denominated in the currencies of countries whose governments are considered stable by the Fund's Subadviser. In addition to the U.S. Dollar, such currencies include, among others, the Australian Dollar, British Pound Sterling, Canadian Dollar, Japanese Yen, New Zealand Dollar, Mexican Peso, Danish Kroner, Norwegian Kroner, Swedish Krona, Swiss Franc and the euro. An issuer of debt securities purchased by the Fund may be domiciled in a country other than the country in whose currency the instrument is denominated.

      On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each participating state's currency and, on July 1,

2002, the euro is expected to become the sole currency of the participating states. During the transition period, the Fund will treat the euro as a separate currency from that of any participating state.

      The conversion may adversely effect the Fund if the euro does not take effect as planned; if a participating state withdraws from the European Monetary Union; or if the computing, accounting and trading systems used by the Funds' service providers, or by entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following, euro conversion. In addition, the conversion could cause markets to become more volatile.

      The overall effect of the transition of member states' currencies to the euro is not known at this time. It is likely that more general short-and-long-term ramifications can be expected, such as changes in the economic environment and change in the behavior of investors, which would affect the Fund's investments and its net asset value. In addition, although U.S. Treasury regulations generally provide that the euro conversion will not, in itself, cause a U.S. taxpayer to realize gain or loss, other changes that may occur at the time of the conversion, such as accrual periods, holiday conventions, indices, and other features may require the realization of a gain or loss by the Fund as determined under existing tax law.

      The Fund's Manager has taken steps (1) that it believes will reasonably address euro-related changes to enable the Fund and its service providers to process transaction accurately and completely with minimal disruption to business activities and (2) to obtain reasonable assurances that appropriate steps have been taken by the Fund's other service providers to address the conversion. The Fund has not borne any of these expenses.

      The Fund may also invest in debt securities denominated in the currencies of certain "emerging market" nations, such as, but not limited to, the Czech Republic, Hungary, Greece, South Korea, Hong Kong, Malaysia, Indonesia, Thailand, China, Israel, Chile, Colombia, Venezuela, Estonia, Turkey and Argentina. Companies in these markets in which the Fund may invest may have limited product lines, markets or financial resources and may lack management depth. The securities of these companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

      Investing in the fixed-income markets of emerging market countries involves exposure to economies that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities, described above, may be greater with respect to investments in developing countries.

      A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. These currency fluctuations can result in gains or losses for the Fund. For example, if a foreign security increases in value as measured in its currency, an increase in value of the U.S. dollar, relative to the currency in which the foreign security is denominated can offset some or all of such gains. These currency changes will also affect the Fund's return, income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency decreases after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate for any such currency decreases between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order pay such expenses in U.S. dollars will be greater than the equivalent amount of such currency at the time such expenses were incurred. Under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), changes in an exchange rate which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities will result in foreign exchange gains or losses that increase or decrease distributable net investment income. Similarly, dispositions of certain debt securities (by sale, at maturity or otherwise) at a U.S. dollar amount that is higher or lower than the Fund's original U.S. dollar cost may result in foreign exchange gains or losses, which will increase or decrease distributable net investment income. Gains and losses on security and currency transactions cannot be predicted. This fact coupled with the different tax and accounting treatment of certain currency gains and losses increases the likelihood of distributions in whole or in part constituting a return of capital to shareholders.

      The Fund's interest income from foreign government securities issued in local markets may, in some cases, be subject to applicable withholding taxes imposed by governments in such markets. The Fund may sell a foreign security it owns prior to maturity in order to avoid foreign withholding taxes on dividend and interest income and buy back the same security for a future settlement date. Interest on foreign government securities is not generally subject to foreign withholding taxes. See "Taxes, Dividends and Distributions."

      The Fund may invest in debt securities issued by supranational organizations such as the World Bank, the European Investment Bank, the European Coal and Steel Community, and the Asian Development Bank.

      The Fund may invest in debt securities issued by "semi-governmental entities" such as entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of semi-governmental issues include, among others, the Province of Ontario and the City of Stockholm.

      Returns available from foreign currency denominated debt instruments can be adversely affected by changes in exchange rates. The Fund's investment adviser believes that the use of foreign currency hedging techniques, including "cross-currency hedges" may assist, under certain conditions, in helping to protect against declines in the U.S. dollar value of income available for distribution to shareholders and declines in the net asset value of the Fund's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a cross-currency hedge involving a forward exchange contract to sell a different foreign currency, where such contract is available on terms more advantageous to the Fund than a contract to sell the currency in which the position being hedged is denominated. Cross-currency hedges can, therefore, under certain conditions, provide protection of net asset value in the event of a general rise in the U.S. dollar against foreign currencies. However, there can be no assurance that the Fund will be able to engage in cross-currency hedging or that foreign exchange rate relationships will be sufficiently predictable to enable the investment adviser to employ cross-currency hedging techniques successfully. A cross-currency hedge cannot protect against exchange rate risks perfectly, and if the investment adviser is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

      The Fund may invest in component parts of debt securities of foreign governments or semi-governmental entities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These securities may take the form of (1) obligations from which the interest coupons have been stripped (principal only); (2) the interest coupons that are stripped (interest only); (3) book-entries at a bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of obligations that have not actually been stripped. Such receipts evidence ownership of component parts of obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. The Fund may also invest in custodial receipts held by a third party. Stripped securities are, in general, more sensitive to interest rate changes than securities that have not been stripped. Combined with investments in similar U.S. Government securities, the Fund will not invest more than 10% of its total assets in such securities.

      If the security is denominated in a foreign currency, it may be affect by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between currencies. The Fund may enter into foreign currency forward contracts for the purchase or sale of foreign currency for hedging purposes. See "Risk Management and Return Enhancement Strategies--Special Risks Related to Foreign Currency Forward Contracts" below.

      The costs attributable to foreign investing are higher than the costs of domestic investing. For example, the cost of maintaining custody of foreign securities generally exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing are frequently higher than those attributable to domestic investing. Foreign Investment income may be subject to foreign withholding or other government taxes that could reduce the return to the Fund on those securities. Tax treaties between the United States and certain foreign countries may, however, reduce or eliminate the amount of foreign tax to which the Fund would be subject.

INCOME-PRODUCING SECURITIES

      Under normal circumstances, the Fund will invest at least 65% of its total assets in income producing securities. The Fund anticipates that it will primarily invest in fixed income securities rated A or better by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Rating Group (S&P) or comparably rated by another nationally recognized statistical rating organization (NRSRO). The Fund may also invest up to 15% of its total assets in debt securities rated below investment grade but no lower than B by either S&P or Moody's or another NRSRO.

      Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, the market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield or "junk bonds") securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund.

      Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely trade. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

      Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield securities.

      Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of these securities by the Fund, but the Subadviser will consider this event in its determination of whether the Fund should continue to hold the securities.

      During the year ended December 31, 1998, the monthly dollar-weighted average ratings of the debt obligations held by the Fund, expressed as a percentage of the Fund's total investments, were as follows:

                                                     PERCENTAGE OF
                  RATING                           TOTAL INVESTMENTS
                  ------                           -----------------

                AAA/Aaa              =
                AA/Aa                =
                A/A                  =
                BBB/Baa              =
                BB/Ba                =
                B/B                  =
                CCC/Caa              =
                CC/Ca                =
                Unrated              =


CORPORATE AND OTHER NON-GOVERNMENT DEBT OBLIGATIONS

      ZERO COUPON, PAY-IN-KIND OR DEFERRED PAYMENT SECURITY

      The Fund may also invest in zero coupon, pay-in-kind or deferred payment securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "phantom income." The Fund accrues income with respect to these securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals.

U.S. GOVERNMENT SECURITIES


      U.S. TREASURY SECURITIES. The Fund may invest in U.S. Treasury securities, including Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

      SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund may invest in debt securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, including, but not limited to, Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) securities. Obligations of GNMA, the Farmers Home Administration and the Export-Import Bank are backed by the "full faith and credit" of the United States. In the case of securities not backed by the "full faith and credit" of the

United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Such securities include obligations issued by the Student Loan Marketing Association (SLMA), FNMA and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations, although the U.S. Treasury is under no obligation to lend to such entities.

      The Fund may invest in component parts of U.S. Government debt securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (i) obligations from which the interest coupons have been stripped; (ii) the interest coupons that are stripped; (iii) book-entries at a Federal Reserve member bank representing ownership of obligation components; or
(iv) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. The Fund may also invest in custodial receipts held by a third party that are not U.S. Government securities. Combined with investments in similar foreign government and semi-governmental entity securities, the Fund will not invest more than 10% of its total assets in such securities.

      SPECIAL CONSIDERATIONS. U.S. Government securities are considered among the most creditworthy of fixed-income investments. The yields available from U.S. Government securities are generally lower than the yields available from corporate debt securities. The values of U.S. Government securities (like those of fixed-income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of outstanding long-term U.S. Government securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of those fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. Government securities will not affect investment income from those securities, they will affect the net asset value (NAV) ofthe Fund.

      At a time when the Fund has written call options on a portion of its U.S. Government securities, its ability to profit from declining interest rates will be limited. Any appreciation in the value of the securities held in the portfolio above the strike price would likely be partially or wholly offset by unrealized losses on call options written by the Fund. The termination of option positions under these conditions would generally result in the realization of capital losses, which would reduce the Fund's capital gains distributions. Accordingly, the Fund would generally seek to realize capital gains to offset realized losses by selling portfolio securities. In such circumstances, however, it is likely that the proceeds of such sales would be reinvested in lower yielding securities. See "Special Considerations Applicable to Options."

MORTGAGE-RELATED SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES.

      The Fund may invest in mortgage-backed securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, e.g., GNMA, FNMA and FHLMC Certificates where the U.S. Government or its agencies or instrumentalities guarantees the payment of interest and principal of these securities. However, these guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do these guarantees extend to the yield or value of the Fund's shares. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees.

      In addition to GNMA, FNMA or FHLMC certificates through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, the Fund may also invest in certain mortgage pass-through securities issued by the U.S. Government or its agencies and instrumentalities commonly referred to as mortgage-backed security strips or MBS strips. MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.

      The Fund will invest in both Adjustable Rate Mortgage Securities, which are pass-through mortgage securities collateralized by adjustable rate mortgages, and Fixed-Rate Mortgage Securities, which are collateralized by fixed-rate mortgages. For purposes of the Fund's maturity limitation, the maturity of a mortgage-backed security will be deemed to be equal to its remaining maturity (i.e., the average maturity of the mortgages underlying such security determined by the investment adviser on the basis of assumed prepayment rates with respect to such mortgages).

      FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation (FHLMC) presently issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates (GMCs). The Fund does not intend to invest in GMCs. PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the stated principal amount. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.


      ADJUSTABLE RATE MORTGAGE SECURITIES. Generally, adjustable rate mortgage securities (ARMs) have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed rate mortgage securities
(FRMs) is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed-rate securities.


      FIXED-RATE MORTGAGE SECURITIES. The Fund anticipates investing in high-coupon fixed-rate mortgage securities. Such securities are collateralized by fixed-rate mortgages and tend to have high prepayment rates when the level of prevailing interest rates declines significantly below the interest rates on the mortgages. Thus, under those circumstances, the securities are generally less sensitive to interest rate movements than lower coupon FRMs.


      CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES.


      The underlying mortgages which collateralize the ARMs, collateralized mortgage obligations and Real Estate Mortgage Investment Conduits in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

      The market value of mortgage securities, like other U.S. Government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.


      During periods of declining interest rates, prepayments of mortgages underlying mortgage-backed securities can be expected to accelerate. When mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses.


CUSTODIAL RECEIPTS

      Obligations issued or guaranteed as to principal and interest by the U.S. Government, foreign governments or semi-governmental entities may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These U.S. Government custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" (TIGRs) and "Certificates of Accrual on Treasury Securities" (CATS). The Fund will not invest more than 5% of its assets in such custodial receipts.


RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

      The Fund also may engage in various portfolio strategies, including using derivatives, to seek to reduce certain risks of its investments and to attempt to enhance return. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of options, foreign currency forward contracts and futures contracts and options on such contracts. The Fund's ability to use these strategies may be limited by various factors such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. See "Taxes, Dividends and Distributions" below. If new financial products and risk management techniques are developed, the Fund may use these to the extent consistent with its investment objective and policies.


OPTIONS ON SECURITIES


      The Fund may purchase and write (that is, sell) put and call options on debt securities, aggregates of debt securities or indices of prices thereof, other financial indices and U.S. and foreign government debt securities. These may include options traded on U.S. or foreign exchanges and options traded on U.S. or foreign over-the-counter markets (OTC Options).

      The Fund may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series.

      A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

      A put option gives the purchaser, in return for a premium, the right for a specified period of time to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund, as a writer of a put option, might, therefore, be obligated to purchase the underlying securities for more than their current market price.

      The Fund may wish to protect certain portfolio securities against a decline in market value through purchase of put options on other carefully selected securities which The Prudential Investment Corporation, doing business as Prudential Investments (Prudential Investments), and PRICOA Asset Management Ltd (PRICOA, and collectively with Prudential Investments, the Subadviser) believes may move in the same direction as those portfolio securities. If the Subadviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the Subadviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's investments and therefore the put option may not provide complete protection against a decline in the value of the Fund's investments below the level sought to be protected by the put option.

      The Fund may similarly wish to hedge against appreciation in the value of debt securities that it intends to acquire through purchase of call options on other carefully selected debt securities which the Subadviser believes may move in the same direction as those portfolio securities. In such circumstances the Fund will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Fund is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Fund.

      The Fund may write options on securities in connection with buy-and-write transactions; that is, it may purchase a security and concurrently write a call option against that security. If the call option is exercised, the Fund's maximum gain will be the premium it received for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

      The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the-money) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

      The Fund may write both American style options and European style options. An American style option is an option which may be exercised by the holder at any time prior to its expiration. A European style option may only be exercised as of the expiration of the option.

      Prior to being notified of exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be cancelled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

      Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. The Board of Directors of the Fund has approved a list of dealers with which the Fund may engage in OTC options.

      When the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the OTC option. While the Fund will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the contra-party, the Fund may be unable to liquidate an OTC option.

      OTC options purchased by the Fund will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to "cover" OTC options written by the Fund will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      The Fund will write only "covered" options. An option is covered if, as long as the Fund is obligated under the option, it (i) owns an offsetting position in the underlying security or (ii) segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying security; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited.

      [There is no limitation on the amount of call options the Fund may write. The Fund may only write covered put options to the extent that cover for such options does not exceed 25% of the Fund's net assets. The Fund will not purchase an option if, as a result of such purchase, more than 20% of its total assets would be invested in premiums for options and options on futures.]


SPECIAL CONSIDERATIONS APPLICABLE TO OPTIONS


      [ON TREASURY BONDS AND NOTES. Because trading interest in Treasury Bonds and Notes tends to center on the most recently auctioned issues, the Exchanges will not indefinitely continue to introduce new series of options with expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each series of Bonds or Notes will thus be phased out as new options are listed on the more recent issues, and a full range of expiration dates will not ordinarily be available for every series on which options are traded.


      ON TREASURY BILLS. Because the deliverable Treasury Bill changes from week to week, writers of Treasury Bill call options cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury Bills with a principal amount corresponding to the option contract size, the Fund may be hedged from a risk standpoint. In addition, the Fund will maintain in a segregated account with its Custodian Treasury Bills maturing no later than those which would be deliverable in the event of an assignment of an exercise notice to ensure that it can meet its open option obligations.

      ON GNMA CERTIFICATES. The Fund may purchase and write options on GNMA Certificates in the over-the-counter market and, to the extent available, on any Exchange.

      Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Fund, as a writer of a covered GNMA call option holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA Certificates no longer have sufficient remaining principal balance for this purpose. Should this occur, the Fund will enter into a closing purchase transaction or will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to remain covered or substitute cover.


      A GNMA Certificate held by the Fund to cover a call option the Fund has written in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace the Certificate with a Certificate which represents cover. When the Fund closes its option position or replaces the Certificate, it may realize an unanticipated loss and incur transaction costs.]

OPTIONS ON CURRENCIES

      Instead of purchasing or selling futures or forward currency exchange contracts, the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies either on exchanges or in the over-the-counter markets or by writing put options or covered call options on currencies. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. The Fund's use of options on currencies will be subject to the same limitations as its use of options on securities described above. The Fund will not purchase put or call options if, as a result thereof, the value of the options would exceed 5% of the Fund's net assets.

FOREIGN CURRENCY FORWARD CONTRACTS

      The Fund's transactions in forward currency exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the forward purchase or sale of currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest receivable and Fund expenses. Position hedging is the forward sale of currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a high degree of positive correlation to the value of that currency.

      The Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities being hedged. If the Fund enters into a position hedging transaction, the transaction will be "covered" by the position being hedged or the Fund's Custodian will segregate cash or other liquid assets of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract. If the value of the securities segregated declines, additional cash or securities will be segregated so that the value of the account will, at all times, equal the amount of the Fund's net commitment with respect to the forward contract.

      At or before the maturity of a forward sale contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligations to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Closing out forward purchase contracts involves similar offsetting transactions.

      The use of foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result if the value of the currency increases.

FUTURES CONTRACTS AND OPTIONS THEREON

      The Fund may purchase and sell interest rate and financial futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire and may also purchase or sell currency futures contracts and options thereon to manage currency risks. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies.

      Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon the Fund's purchasing and selling futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the market value of the Fund's total assets. Although there are no other limits applicable to futures contracts, the value of all futures contracts sold will not exceed the total market value of the Fund's portfolio.

      The Fund may only write "covered" put and call options on futures contracts. The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the assets which are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates and maintains with the Fund's Custodian for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. The Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option or if it segregates and maintains with the Custodian for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with the Custodian with respect to such put option). There is no limitation on the amount of the Fund's assets which can be placed in the segregated account.


      The Fund's successful use of futures contracts and options thereon depends upon the investment adviser's ability to predict the direction of the market and interest rates and requires skills and techniques different from those used in selecting portfolio securities. The correlation between movements in the price of a futures contract and movements in the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of the Fund's portfolio diverges from the composition of the relevant index. There is also a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contracts, resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or options thereon may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or options thereon on any particular day.


      Certain of the futures and options on futures sold or purchased in the Fund may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental action affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.

RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

      Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus investors may lose money through any unsuccessful use of these strategies. If the Subadviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include: (1) dependence on the Subadviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions.

      The Fund will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Fund will generally purchase OTC options only if the investment adviser believes that the other party to the options will continue to make a market for such options.

INTEREST RATE FUTURES CONTRACTS AND OPTIONS THEREON

      The Fund will purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.


      Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make the intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will segregate with the Fund's Custodian cash or other liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its Custodian with respect to such futures contracts sufficient to cover the Fund's obligations with respect to such futures contracts.


      The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

      The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

      The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of debt securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

      In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the investment adviser's judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contracts. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, particularly in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

CURRENCY FUTURES AND OPTIONS THEREON

      Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon on U.S. and foreign exchanges, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

      The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the investment adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the investment adviser did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions.

ADDITIONAL RISKS OF OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      Options, futures contracts, and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume.

      Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

SPECIAL RISK CONSIDERATIONS RELATING TO FUTURES AND OPTIONS THEREON

      Certain risks are inherent in the Fund's use of futures contracts and options on futures. One such risk arises because the correlation between movements in the price of futures contracts or options on futures and movements in the price of the securities hedged or used for cover will not be perfect. Another risk is that the price of futures contracts or options on futures may not move inversely with changes in interest rates. If the Fund has sold futures contracts to hedge securities held by the Fund and the value of the futures position declines more than the price of such securities increases, the Fund will realize a loss on the futures contracts which is not completely offset by the appreciation in the price of the hedged securities. Similarly, if the Fund has written a call on a futures contract and the value of the call increases by more than the increase in the value of the securities held as cover, the Fund may realize a loss on the call which is not completely offset by the appreciation in the price of the securities held as cover and the premium received for writing the call.

      The Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option on a futures contract which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

      Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the investment adviser to predict correctly movements in the direction of interest and foreign currency rates. If the investment adviser's expectations are not met, the Fund would be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

      Pursuant to the requirements of the Commodity Exchange Act, as amended, all U.S. futures contracts and options thereon must be traded on an exchange. Since a clearing corporation effectively acts as the counterparty on every futures contract and option thereon, the counterparty risk depends on the strength of the clearing or settlement corporation associated with the exchange. Additionally, although the exchanges provide a means of closing out a position previously established, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In the case of options on futures, if such a market does not exist, the Fund, as the holder of an option on futures contracts, would have to exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit, and if the Fund were the writer of the option, its obligation would not terminate until the option expired or the Fund was assigned an exercise notice.

LIMITATIONS ON THE PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      The Fund will engage in transactions in futures contracts and options thereon only for bona fide hedging, return enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC, and not for speculation.

      In accordance with CFTC regulations, the Fund may not purchase or sell futures contracts or options thereon for yield enhancement or risk management purposes if immediately thereafter the sum of the amounts of initial margin deposits on the Fund's existing futures and premiums paid for options on futures would exceed 5% of the market value of the Fund's total assets after taking into account unrealized profits and unrealized losses on any such contracts; provided, however, that in the case of an option that is in- the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The above restriction does not apply to the purchase and sale of futures contracts and options thereon for bona fide hedging purposes. In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of cash or other liquid assets equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be deposited in a segregated account with the Fund's Custodian to cover the position, or alternative cover will be employed, thereby insuring that the use of such instruments is unleveraged.

      The Fund's purchase and sale of futures contracts and purchase and writing of options on futures contracts will be for the purpose of protecting its portfolio against anticipated future changes in interest rates or foreign currency exchange which might otherwise either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date, to change the effective duration of the Fund's portfolio and to enhance the Fund's return. The Fund expects that in 75% of the transactions involving an anticipatory hedge it will purchase securities for its portfolio when it closes out its earlier purchase of futures or call options thereon or put options it has written thereon. Under unusual market conditions, however, the Fund may terminate any of such positions without a corresponding purchase of securities.

      In addition, CFTC regulations may impose limitations on the Fund's ability to engage in certain yield enhancement and risk management strategies. There are no limitations on the Fund's use of futures contracts and options on futures contracts beyond the restrictions set forth above.

      Although the Fund intends to purchase or sell futures and options on futures only on exchanges where there appears to be an active market, there is no guarantee that an active market will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event a futures contract has been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts. However, there is no guarantee that the price movements of the securities will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract.

ILLIQUID SECURITIES


      The Fund may hold up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.


      Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (that is, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act, to be considered liquid (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

      The staff of the Securities and Exchange Commission (Commission) has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

      The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

REPURCHASE AGREEMENTS


      The Fund may enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized by U.S. Government obligations in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

      The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Directors. The Fund's investment adviser will monitor the creditworthiness of such parties under the general supervision of the Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral.

      The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (the Manager) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

BORROWING

      The Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes, or for the clearance of transactions and to take advantage of investment opportunities. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." If the Fund's asset coverage of borrowings falls below 300%, the Fund will take prompt action (within 3 days) to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and store the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets.

SEGREGATED ASSETS

      The Fund will segregate with its Custodian, State Street Bank and Trust Company (State Street), cash, U.S. Government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.

(D) DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

      When conditions dictate a defensive strategy, the Fund may temporarily invest without limit in high quality money market instruments, including commercial paper of domestic and foreign corporations, U.S. Treasury or other U.S. dollar-denominated securities or certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, and short-term obligations issued or guaranteed by the U.S. Government and its agencies without regard to maturity. [These obligations will be U.S. dollar-denominated or denominated in a foreign currency.] Such investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure of nationalization of foreign deposits and foreign exchange controls or other restrictions.

(E) PORTFOLIO TURNOVER

      As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions, and the Fund's portfolio turnover rate may exceed 100%, but is not expected to exceed 250%. The portfolio turnover rates for the Fund for the fiscal years ended December 31, 1998 and 1997 were % and 53% respectively. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the long-term portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."


                             INVESTMENT RESTRICTIONS


      The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.


      The Fund may not:

            1. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions and except that the Fund may make deposits on margin in connection with futures contracts and options.

            2. Make short sales of, or maintain a short position in, securities.

            3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions, or for investment purposes. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts and options thereon and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

            4. Buy or sell commodities, commodity contracts, real estate or interests in real estate, except that the Fund may purchase and sell futures, options on futures contracts and securities secured by real estate or interests therein. Transactions in foreign currencies and forward contracts and options on foreign currencies are not considered by the Fund to be transactions in commodities or commodity contracts.

            5. Make loans except through (i) repurchase agreements, and (ii), the purchase of debt obligations and bank deposits.

            6. Make investments for the purpose of exercising control or management over the issuers of any investments.

            7. Act as an underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio).

            8. Invest 25% or more of its assets in any one industry. For this purpose "industry" does not include the U.S. Government, but does include foreign government issuers.

      Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.


                             MANAGEMENT OF THE FUND

                              POSITION               PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)      WITH FUND              DURING PAST FIVE YEARS
------------------------      ---------              ----------------------

Edward D. Beach (73)          Director       President and Director of BMC Fund,
                                               Inc., a closed-end investment
                                               company; formerly Vice Chairman
                                               of Broyhill Furniture Industries,
                                               Inc.; Certified Public
                                               Accountant; Secretary and
                                               Treasurer of Broyhill Family
                                               Foundation Inc.; Member of the
                                               Board of Trustees of Mars Hill
                                               College and Director or Trustee
                                               of    funds within the Prudential
                                               Mutual Funds.

Delayne Dedrick Gold (59)     Director       Marketing and Management Consultant
                                               and Director or Trustee of
                                               funds within the Prudential
                                               Mutual Funds.

                              POSITION               PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)      WITH FUND              DURING PAST FIVE YEARS
------------------------      ---------              ----------------------

*Robert F. Gunia (51)       Vice President   Vice President (since September
                            and Director       1997) of Prudential Investments;
                                               Executive Vice President and
                                               Treasurer (since December 1996)
                                               of Prudential Investments Fund
                                               Management LLC (PIFM); Senior
                                               Vice President (since March 1987)
                                               of Prudential Securities
                                               Incorporated (Prudential
                                               Securities); formerly Chief
                                               Administrative Officer (July
                                               1990-September 1996), Director
                                               (January 1989-September 1996) and
                                               Executive Vice President,
                                               Treasurer and Chief Financial
                                               Officer (June 1987-September
                                               1996) of Prudential Mutual Fund
                                               Management, Inc. (PMF); Vice
                                               President and Director (since May
                                               1989) of The Asia Pacific Fund,
                                               Inc. and Director or Trustee of
                                                     funds within the Prudential
                                               Mutual Funds.

Douglas H. McCorkindale (58)  Director       Vice Chairman (since March 1984)
                                               and President (since September
                                               1997) of Gannett Co. Inc.
                                               (publishing and media); Director
                                               of Continental Airlines, Inc.,
                                               Gannett Co. Inc. and Frontier
                                               Corporation and Director or
                                               Trustee of       funds within the
                                               Prudential Mutual Funds.

*Mendel A. Melzer, CFA (38)   Director       Chief Investment Officer (since
 100 Mulberry Street,                          October 1996) of Prudential
 Gateway Two,                                  Mutual Funds; formerly Chief
 Newark, NJ 07102                              Financial Officer (November
                                               1995-September 1996) of
                                               Prudential Investments, Senior
                                               Vice President and Chief
                                               Financial Officer (April
                                               1993-November 1995) of Prudential
                                               Preferred Financial Services,
                                               Managing Director (April
                                               1991-April 1993) of Prudential
                                               Investment Advisors, and Senior
                                               Vice President (July 1989-April
                                               1991) of Prudential Capital
                                               Corporation; Chairman and
                                               Director of Prudential Series
                                               Fund, Inc. and Director or
                                               Trustee of       funds within the
                                               Prudential Mutual Funds.

Thomas T. Mooney (56)         Director       President of the Greater Rochester
                                               Metro Chamber of Commerce; former
                                               Rochester City Manager; Trustee
                                               of Center for Governmental
                                               Research, Inc.; Director of Blue
                                               Cross of Rochester, The Business
                                               Council of New York State,
                                               Executive Service Corps of
                                               Rochester, Monroe County Water
                                               Authority, Rochester Jobs, Inc.,
                                               Monroe County Industrial
                                               Development Corporation and
                                               Northeast Midwest Institute;
                                               President, Director and Treasurer
                                               of First Financial Fund, Inc. and
                                               The High Yield Plus Fund, Inc.
                                               and Director or Trustee of
                                               funds within the Prudential
                                               Mutual Funds.

Stephen P. Munn (55)          Director       Chairman (since January 1994),
                                               Director and President (since
                                               1988) and Chief Executive Officer
                                               (1988-December 1993) of Carlisle
                                               Companies Incorporated
                                               (manufacturer of industrial
                                               products) and Director or Trustee
                                               of       funds within the
                                               Prudential Mutual Funds.

*Richard A. Redeker (54)      Director       Employee of Prudential Investments;
                                               formerly President, Chief
                                               Executive Officer and Director
                                               (October 1993-September 1996) of
                                               Prudential Mutual Fund
                                               Management, Inc., Executive Vice
                                               President, Director and Member of
                                               the Operating Committee (October
                                               1993-September 1996) of
                                               Prudential Securities, Director
                                               (October 1993-September 1996) of
                                               Prudential Securities Group,
                                               Inc.; Executive Vice President
                                               (January 1994-September 1996) of
                                               The Prudential Investment
                                               Corporation, Director (January
                                               1994-September 1996) of
                                               Prudential Mutual Fund
                                               Distributors, Inc. and Prudential
                                               Mutual Fund Services, Inc. and
                                               Senior Executive Vice President
                                               and Director (September
                                               1978-September 1993) of Kemper
                                               Financial Services, Inc. and
                                               Director or Trustee of      funds
                                               within the Prudential Mutual
                                               Funds.

                              POSITION               PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)      WITH FUND              DURING PAST FIVE YEARS
------------------------      ---------              ----------------------

Robin B. Smith (58)           Director       Chairman and Chief Executive
                                               Officer (since August 1996),
                                               formerly President and Chief
                                               Executive Officer (January
                                               1989-August 1996) and President
                                               and Chief Operating Officer
                                               (September 1981-December 1988) of
                                               Publishers Clearing House;
                                               Director of BellSouth
                                               Corporation, Texaco Inc., Springs
                                               Industries Inc. and Kmart
                                               Corporation and Director or
                                               Trustee of     funds within the
                                               Prudential Mutual Funds.

Brian M. Storms (44)          President and  President (since October 1998) of
                              Director         Prudential Investments; President
                                               (September 1996-October 1998) of
                                               Prudential Mutual Funds,
                                               Annuities and Investment
                                               Management Services; Managing
                                               Director (July 1991-September
                                               1996) of Fidelity Investment[s]
                                               Institutional Services Company,
                                               Inc.; President (October
                                               1989-September 1991) of J.K.
                                               Schofield; Senior Vice President
                                               (September 1982-October 1989) of
                                               INVEST Financial Corporation and
                                               Director or Trustee of        and
                                               President of     funds within the
                                               Prudential Mutual Funds.

Louis A. Weil, III (57)       Director       Publisher and Chief Executive
                                               Officer (since January 1996) and
                                               Director (since September 1991)
                                               of Central Newspapers, Inc.;
                                               Chairman of the Board (since
                                               January 1996), Publisher and
                                               Chief Executive Officer (August
                                               1991-December 1995) of Phoenix
                                               Newspapers, Inc.; formerly
                                               Publisher (May 1989-March 1991)
                                               of Time Magazine, President,
                                               Publisher and Chief Executive
                                               Officer (February 1986-August
                                               1989) of The Detroit News and
                                               member of the Advisory Board,
                                               Chase Manhattan Bank-Westchester;
                                               Director of The High Yield Income
                                               Fund, Inc and Director or Trustee
                                               of    funds within the Prudential
                                               Mutual Funds.

Clay T. Whitehead (59)        Director       President (since May 1983) of
                                               National Exchange Inc. (new
                                               business development firm) and
                                               Director or Trustee of      funds
                                               within the Prudential Mutual
                                               Funds.

Grace C. Torres (39)          Treasurer and  First Vice President (since
                              Principal        December 1996) of PIFM; First
                              Financial and    Vice President (since March 1993)
                              Accounting       of Prudential Securities;
                              Officer          formerly First Vice President
                                               (March 1994-September 1996) of
                                               PMF and Vice President (July
                                               1989-March 1994) of Bankers Trust
                                               Corporation.

Marguerite E. H.
  Morrison (42)               Secretary      Vice President and Associate
                                               General Counsel (since December
                                               1996) of PIFM; Vice President and
                                               Associate General Counsel (since
                                               September 1987) of Prudential
                                               Securities; formerly Vice
                                               President and Associate General
                                               Counsel (June 1991-September
                                               1996) of PMF.

Stephen M. Ungerman (44)      Assistant      Tax Director (since March 1996) of
                              Treasurer        Prudential Investments; formerly
                                               First Vice President (February
                                               1993-September 1996) of PMF.

----------
* "Interested" Director, as defined in the Investment Company Act, by reason of affiliation with Prudential Securities, The Prudential Insurance Company of America or the Manager.

** Unless otherwise stated, the address is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

      The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, decide upon matters of general policy. The Directors also review the actions of the Fund's Officers, who conduct and supervise the daily business operations of the Fund.

      Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Investment Management Services LLC.

      Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager. The Fund currently pays each of its Directors who is not an affiliated person of PIFM or the investment adviser annual compensation of $____ in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds on the boards of which the Directors will be asked to serve.

      Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Directors' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.


      The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Mr. Beach is scheduled to retire on December 31, 1999.


      The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with the Manager for the fiscal year ended December 31, 1998 and the aggregate compensation paid to such Directors for service on the Fund's Board and the boards of all other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 1998.

                                                                                    TOTAL 1998
                                                                                   COMPENSATION
                                                                                      PAID TO
                              AGGREGATE   PENSION OR RETIREMENT  ESTIMATED ANNUAL    DIRECTORS
                            COMPENSATION   BENEFITS ACCRUED AS     BENEFITS UPON     FROM FUND
    NAME OF DIRECTOR         FROM FUND++  PART OF FUND EXPENSES     RETIREMENT        COMPLEX
    ----------------         -----------  ---------------------     ----------       --------
Edward D. Beach                  $--             None                  N/A         $______(____)**
Delayne Dedrick Gold              --             None                  N/A                (____)**
Robert F. Gunia+                  --             None                  N/A             None
Douglas H. McCorkindale*          --             None                  N/A                (____)**
Mendel A. Melzer+                 --             None                  N/A             None
Thomas T. Mooney*                 --             None                  N/A                (____)**
Stephen P. Munn                   --             None                  N/A                (____)**
Richard A. Redeker+               --             None                  N/A             None
Robin B. Smith*                   --             None                  N/A                (____)**
Brian M. Storms                   --             None                  N/A             None
Louis A. Weil III                 --             None                  N/A                (____)**
Clay T. Whitehead                 --             None                  N/A                (____)**


----------


* Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1998 includes amounts deferred at the election of Directors under the funds' deferred compensation plans.
      Including accrued interest, total compensation amounted to $        ,
      $         and $           for Messrs. McCorkindale and Mooney and Ms.
      Smith, respectively.

** Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

+ Directors who are "interested" do not receive compensation from the Fund or any fund in the Fund Complex.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      Directors of the Fund are eligible to purchase Class Z shares of the Fund which are sold without either an initial sales charge or CDSC to a limited group of investors. As of December 14, 1998, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.

      As of December 14, 1998, Prudential Securities was record holder of 2,995,129 Class A shares (25.4%), 123,173 Class B shares (72.7%), of 25,355
Class C shares (99.7%), and 307,381 Class Z shares (93.4%) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

      As of December 14, 1998 the beneficial owners, directly or indirectly, or more than 5% of the outstanding shares of any class of shares of the Fund were:

                                                                                       NUMBER OF SHARES
NAME                                     ADDRESS                   CLASS OF SHARES       (% OF CLASS)
----                                     -------                   ---------------    -----------------
Smith Barney Inc.               388 Greenwich Street                  Class A          845,592   (7.1%)
                                New York, NY 10013-2375

Prudential Securities           2256 Ridgewood Ave., SE               Class C            1,331   (5.2%)
 C/F Ms. Martha D. Lecuru IRA   Grand Rapids, MI 49546-5539
 DTD 12/17/97

Prudential Securities           4274 Castle Drive, SE                 Class C            2,356   (9.2%)
 C/F Mr. Thomas F. Hauck IRA    Grand Rapids, MI 49546-8309
 DTD 12/17/97

Mr. John C. Galloway &          4265 Rose Creed Road                  Class C            2,980  (11.7%)
 Mrs. Laura V. Galloway         Roseville, CA 95747-8611
 CO-TTEES, The Galloway Family
 Trust UA DTD 03/17/9

Mrs. Mildred Weintraub TTEE,    274 Running Springs Dr.,              Class C            2,501   (9.8%)
 Mildred Weintraub Trust UA     Palm Desert, CA 92211-3200
 DTD 07/30/98

Prudential Securities C/F       12 Kenwood Ave.                       Class C            1,475   (5.8%)
 Ms. Mary A. Pietrini           Beverly MA 01915-2904
 403 B DTD 08/18/98

Prudential Securities C/F       560 W. Oak Rd.                        Class C            2,341   (9.2%)
 Barbara J. Golla               Vineland, NJ 08360-2218
 Vineland Anesthia Consult PC
 SEP DTD 00/00/00

Prudential Securities C/F       587 Becker Ct.                        Class C            2,711  (10.6%)
 Mrs. Martha J. Leonard         Zionsville, IN 46077-9779
 IRA Rollover DTD 07/18/95

Prudential Securities           7483 Lime Hollow Dr. SE               Class C            4,893 (19.25%)
 Dr. John F. Butzer, MD
 IRA IRA 12/18/97

Mrs. Shirley Palmer GDN,        1 Grace Court, Wallkill, NY 12589     Class Z           28,295   (8.5%)
 Mr. Edwin Laboy, Jr.

Dr. Robert Shaffer TTEE         4235 Erie St., Apt 411,               Class Z           17,432   (5.2%)
 Racine Medical Clinic 401K     Racine, WI 53402
 PS Plan DTD 12/02/97
 FBO Dr. Robert Shaffer

                     INVESTMENT ADVISORY AND OTHER SERVICES


(A) MANAGER AND INVESTMENT ADVISER


      The manager of the Fund is Prudential Investments Fund Management LLC (the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. The Manager serves as manager to all of the other investment companies that, together with the Fund, comprise the "Prudential Mutual Funds." See "How the Fund Is Managed--Manager" in the Prospectus. As of January 31, 1999, the Manager managed and/or administered open-end and closed-end management
investment companies with assets of approximately $    billion. According to the
Investment Company Institute, as of December 31, 1998, the Prudential Mutual
Funds were the    th largest family of mutual funds in the United States.

      The Manager is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (the Transfer Agent), a wholly-owned subsidiary of the Manager, serves as the transfer agent for the Prudential Mutual Funds and in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

      Pursuant to the Management Agreement with the Fund (the Management Agreement), the Manager, subject to the supervision of the Fund's Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. The Manager also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian (the Custodian), and the Fund's Transfer Agent. The management services of the Manager for the Fund are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management services to others.

      For its services, the Manager receives, pursuant to the Management Agreement, a fee at an annual rate of .75 of 1% of the Fund's average daily net assets up to $1 billion, and .70 of 1% of such assets in excess of $1 billion. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of the Manager, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to the Manager will be reduced by the amount of such excess. No jurisdiction currently limits the Fund's expenses.

      In connection with its management of the business affairs of the Fund, the Manager bears the following expenses:

      (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of members of the Board of Directors who are not affiliated persons of the Manager or the Fund's investment adviser;

      (b) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

      (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (the Subadviser) pursuant to the subadvisory agreement between the Manager and the Subadviser (the Subadvisory Agreement).

      Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and the states, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders,(l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

      The Management Agreement provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

      For the fiscal years ended December 31, 1998, 1997 and 1996, the Manager
received management fees of $         , $835,254 and $1,354,632, respectively,
from the Fund.

      The Manager has entered a Subadvisory Agreement with the Subadviser, a wholly-owned subsidiary of Prudential. The PI Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. The Subadviser has entered into an agreement with PRICOA Asset Management Ltd. (PRICOA) under which PRICOA provides investment advisory services to the Fund. The Manager continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the investment adviser's performance of such services. The Subadviser is reimbursed by the Manager for the reasonable costs and expenses incurred by the Subadviser in furnishing those services. In turn, PRICOA is reimbursed by the Subadviser for its reasonable costs and expenses incurred in furnishing advisory services.

      The PI Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The PI Subadvisory Agreement may be terminated by the Fund, the Manager or the Subadviser upon not more than 60 days', nor less than 3O days', written notice. The PI Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

      The PRICOA Subadvisory Agreement provides that PRICOA can terminate it on 60 days' written notice and that the Subadviser can terminate it any time and the termination would take effect immediately. The PRICOA Subadvisory Agreement also provides that it will terminate automatically in the event of assignment (as defined in the Investment Company Act).

(B) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12B-1 PLANS

      Prudential Investment Management Services LLC (the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 acts as the distributor of the shares of the Fund. Prior to June 1, 1998 Prudential Securities Incorporated (Prudential Securities) was the Fund's Distributor. The Distributor and Prudential Securities are subsidiaries of Prudential.


      Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.


      The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses. The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

      Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

      The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

      CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has voluntarily limited its distribution related fees payable under the Class A Plan to .15 of 1% of the average daily net assets of the Class A shares. This voluntary waiver may be terminated at any time without notice.

      For the fiscal year ended December 31, 1998, the Distributor and
Prudential Securities received payments of approximately $               , under
the Class A Plan and spent approximately $         , in distributing the Class A
shares. These amounts were primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities
also received approximately $             in initial sales charges.

      CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund may pay the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B and Class C Plans provides that (1) up to .25 of 1% of the average daily net assets of the shares may be paid as a service fee and (2) up to .75% of 1% (not including the service fee) of the average daily net assets of the shares (asset based sales charge) may be used as reimbursement for distribution-related expenses with respect to the shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor has voluntarily limited its distribution-related fees payable under both the Class B and Class C Plans to .75 of 1% of average daily net assets. This voluntary waiver may be terminated at any time without notice. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders.

      CLASS B PLAN. For the fiscal year ended December 31, 1998, the Distributor
and Prudential Securities received $        from the Fund under the Class B Plan
and spent $           in distributing the Fund's Class B shares. It is estimated
that of the latter total amount,     % ($         ) was spent on printing and
mailing of prospectuses to other than current shareholders;     % ($       ) was
spent on compensation to broker-dealers for commissions to their representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred for distribution of Fund shares; and
   % ($        ) in the aggregate for (1) payments of commissions and account
servicing fees to financial advisers (   % or $          ) and (2) an allocation
of overhead and other branch office distribution-related expenses for payments
of related expenses (   % or $        ). The term "overhead and other branch
office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' and Pruco Securities Corporation's (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies,
(b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares, and (d) other incidental expenses relating to branch promotion of Fund sales.

      The Distributor (and Prudential Securities as its Predecessor) also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities received approximately
$          in contingent deferred sales charges attributable to Class B shares.

      CLASS C PLAN. For the fiscal period ended December 31, 1998, the
Distributor and Prudential Securities received $        and $        ,
respectively, under the Class C Plan and spent $        and $        ,
respectively in distributing Class C shares. It is estimated that of the latter
total amount,   % ($        ) was spent on printing and mailing of prospectuses
to other than current shareholders;   % ($        ) on compensation to
broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses
incurred for distribution of Fund shares and    % ($          ) in the aggregate
for (1) payments of commissions and account servicing fees to financial advisers
(  % or $          ) and (2) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (  % or
$        ).

      The Distributor (and Prudential Securities as its Predecessor) also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended December 31, 1998 the Distributor and Prudential Securities received approximately
$           in contingent deferred sales charges attributable to Class C shares.

      Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

      The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Directors, including a vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

      Pursuant to each Plan, the Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.


      Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.

      In addition to distribution and service fees paid by the Fund under Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

FEE WAIVERS/SUBSIDIES

      PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has waived a portion of its distribution fees for the Class A, Class B and Class C shares as described above. These voluntary waivers may be terminated at any time without notice. Fee waivers and subsidies will increase the Fund's total return.

(C) OTHER SERVICE PROVIDERS

      State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash, and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

      The Transfer Agent, Raritan Plaza One, Edison, New Jersey 08837, serves as the transfer and dividend disbursing agent of the Fund. The Transfer Agent is a wholly-owned subsidiary of the Manager. The Transfer Agent provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, the Transfer Agent receives an annual fee
of $            per shareholder account, a new account set-up fee of $
for each manually-established account and a monthly inactive zero balance
account fee of $          per shareholder account. The Transfer Agent is also
reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs.

                LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and, in that capacity, audits the Fund's annual financial statements.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES


      The Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. (For purposes of this section, the term "Manager" includes the investment adviser.) On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On a foreign securities exchange, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.


      In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affiliate acts as principal except in accordance with the rules of the Commission. Thus, it will not deal in the over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

      In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of price and execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances.

      The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

      When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund.

      The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provides a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

      When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities or any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

      Subject to the above considerations, Prudential Securities may act as a broker or futures commission merchant for the Fund. In order for Prudential Securities or any affiliate to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities or any affiliate must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities or any affiliate to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Directors of the Fund, including a majority of the non-interested Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities or any affiliate are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage transactions with Prudential Securities or any affiliate are also subject to such fiduciary standards as may be imposed upon Prudential Securities or such affiliates by applicable law.

      The Fund paid no brokerage commissions, including none to Prudential Securities or any affiliate, for the fiscal years ended December 31, [1998], 1997 and 1996.

      [The Fund effected approximately   % of the total dollar amount of its
transactions involving the payment of commissions to Prudential Securities during the year ended December 31, 1998. Of the total brokerage commissions paid
during that period, $        (or   %) were paid to firms which provide research,
statistical or other services to the Subadviser. The Manager has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.]

      The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at December 31, 1998. As of December 31, 1998, the Fund held
securities of             in the amount of $           .

                CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

      The Fund is authorized to issue an unlimited number of shares of common stock, $.01 per share divided into four classes, designated Class A, Class B, Class C and Class Z shares, initially all of one series. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. The voting rights of the shareholders of a series or class can be modified only by the majority vote of shareholders of that series or class.

      Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

      The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

      Under the Articles of Incorporation, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the Investment Company Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related thereto. The Directors do not intend to authorize additional series at the present time.

      The Directors have the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

                 PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

      Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A or Class C shares) and/or (2) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges. See "Shareholder Guide--How to Buy, Sell and Exchange Shares of the Fund" in the Prospectus.

      Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."

      PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, an investor must complete an application and telephone the Transfer Agent at
(800) 225-1852 (toll-free) to receive an account number. The following information will be requested: the investor's name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by the investor to his/her bank to transfer funds by wire to the Fund's Custodian, State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division, Attention:
Prudential International Bond Fund, Inc., specifying on the wire account number assigned by the Transfer Agent and the investor's name and identifying the class in which the investor is eligible to invest (Class A, Class B, Class C or Class Z shares).

      If an investor arranges for receipt by the Custodian of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, the investor may purchase shares of the Fund as of that day.

      In making a subsequent purchase order by wire, an investor should wire the Custodian directly and should be sure that the wire specifies Prudential International Bond Fund, Inc., Class A, Class B, Class C or Class Z shares and the investor's name and individual account number. It is not necessary to call the Transfer Agent to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.


ISSUANCE OF FUND SHARES FOR SECURITIES


      Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to: (1) reorganizations,(2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) is approved by the Fund's investment adviser.


SPECIMEN PRICE MAKE-UP


      Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum sales charge of 4%, Class C* shares are sold with a 1% sales charge and Class B and Class Z shares are sold at NAV. Using NAV at December 31, 1998, the maximum offering price of the Fund's shares is as follows:

          CLASS A
          Net asset value and redemption price per Class A share ..   $
                                                                      ---------
          Maximum sales charge (4.0% of offering price) ...........
                                                                      ---------
          Maximum offering price to public ........................   $
                                                                      =========
          CLASS B
          Net asset value, offering price and redemption price
            to public per Class B share* ..........................   $
                                                                      =========
          CLASS C
          Net asset value per Class C share* ......................   $
                                                                      ---------
          Sales charge (1% of offering price) .....................   $
                                                                      ---------
          Offering price to public ................................   $
                                                                      =========
          CLASS Z
          Net asset value, redemption price and offering
            price to public per Class Z share .....................   $
                                                                      =========


          ----------
            * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.

SELECTING A PURCHASE ALTERNATIVE


      The following is provided to assist investors in determining which method of purchase best suits their individual circumstances and is based on current fees and expenses being charged to the Fund:

      If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 4% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6-year period, you should consider purchasing Class C shares over either Class A or Class B shares.

      If you intend to hold your investment for more than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, the sales charges and cumulative annual distribution-related fees would be approximately the same for Class A, Class B and Class C shares. However, you should consider purchasing Class B shares over Class A shares or Class C shares because all of your money would be invested initially in the case of Class B shares.

      If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.

      If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

      If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and for more than 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account for the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.


REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES


      Benefit Plans. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 401(a), 457 and 403(b)(7) of the Internal Revenue Code, "rabbi" trusts and non-qualified deferred compensation plans that are sponsored by any employer that has a tax-qualified plan with Prudential (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential Securities or its subsidiaries (Prudential Securities or subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

      Prudential Retirement Programs. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which Prudential provides administrative or recordkeeping services, provided that (1) the plan has at least $1 million in existing assets or 250 eligible employees and (2) the Fund is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and plans that participate in the PruArray Program (benefit plan recordkeeping service)(hereafter referred to as a PruArray Plan). All Benefit Plans of a company (or affiliated companies under common control) for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold, provided that Prudential has been notified in advance of the entitlement to the waiver of the sales charge based on the aggregate assets. The term "existing assets" includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray Plan (Participating Funds). "Existing assets" also include monies invested in The Guaranteed Interest Account (GIA), a group annuity insurance product issued by Prudential, the Guaranteed Insulated Separate Account, a separate account operated by Prudential, and units of The Stable Value Fund (SVF), and unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided (1) the purchase is made with the proceeds of a redemption from either GIA or SVF and (2) Class A shares are an investment option of the plan.

      PruArray Association Benefit Plans. Class A shares are also offered at NAV to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Plan provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at NAV without regard to the assets or number of participants in the individual employer's qualified Plan(s) or non-qualified plans so long as the employers in the Association (1) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (2) maintain their accounts with the Transfer Agent.

      PruArray Savings Program. Class A shares are also offered at NAV to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at NAV by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (1) employees who open an IRA or Savings Accumulation Plan account with the Transfer Agent and (2) spouses of employees who open an IRA account with the Transfer Agent. The program is offered to companies that have at least 250 eligible employees.

      Special Rules Applicable to Retirement Plans. After a Benefit Plan or PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

      Other Waivers. In addition, Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by:

      o     officers of the Prudential Mutual Funds (including the Fund),

      o employees of the Distributor, Prudential Securities, the Manager and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent,

      o employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer,

      o Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,

      o registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer,

      o investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchase,

      o investors in Individual Retirement Accounts, provided the purchase is made with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential investments provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution,

      o orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (e.g., mutual fund "wrap" or asset allocation programs), and

      o orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (e.g., mutual fund "supermarket programs").

      For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charge is imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

      COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares--Reducing or Waiving of Class A's Initial Sales Charge" in the Prospectus.


      An eligible group of related Fund investors includes any combination of the following:


      o     an individual,

      o     the individual's spouse, their children and their parents,

      o     the individual's and spouse's Individual Retirement Account (IRA),

      o any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners),

      o a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children,

      o a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse, and

      o one or more employee benefit plans of a company controlled by an individual.


      In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

      The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

      RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

      LETTERS OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at NAV by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).

      For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent, Prudential or its affiliates and through your broker will not be aggregated to determine the reduced sales charge.


      A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant enrollment goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

      The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

      The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.


CLASS B SHARES

      The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, a broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares--Contingent Deferred Sales Charges", below.

      The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

      The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES

      Benefit Plans. Class C shares may be purchased at NAV, without payment of an initial sales charge, by Benefit Plans (as defined above). In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential, Prudential Securities or its subsidiaries (Prudential Securities or subsidiary Prototype Benefit Plans). Class C shares may be purchased at NAV by participants who are repaying the loans made from such plans to the participant.

      Prudential Retirement Plans. The initial sales charge will be waived with respect to purchases of Class C shares by qualified and non-qualified retirement and deferred compensation plans participating in the PruArray Plan and other plans for which Prudential provides administrative or recordkeeping services.

      Investment of Redemption Proceeds from Other Investment Companies. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors, who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

CLASS Z SHARES

      Class Z shares of the Fund currently are available for purchase by the following categories of investors:

      o pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets,

      o participants in any fee-based program sponsored by Prudential Securities, the Prudential Savings Bank, F.S.B. or any affiliate which includes mutual funds as investment options and for which the Fund is an available option,

      o participants in any fee-based program or trust program sponsored by an affiliate of the Distributor which includes mutual funds as investment options and for which the Fund is an available investment-option,

      o certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available option,

      o Benefit Plans for which an affiliate of the Distributor provides administrative or recordkeeping services and as of September 20, 1996 (1) were Class Z shareholders of the Prudential Mutual Funds or
            (2) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds,

      o Benefit Plans for which Prudential Retirement Services serves as recordkeeper and as of September 20, 1996, (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds,

      o current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund),

      o employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan, and

      o     Prudential with an investment of $10 million or more.

      After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

      In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee from its own resources, based on a percentage of the net asset value of shares sold by such persons.

      Class Z shares of the Fund may also be purchased by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), provided that (1) the plan purchases shares of the Fund pursuant to an investment management agreement with The Prudential Insurance Company of America or its affiliates, (2) the Fund is an available investment option under the agreement and (3) the pan will participate in the PruArray Plan (benefit plan recordkeeping services) sponsored by Prudential Mutual Fund Services LLC. [These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code.]

SALE OF SHARES

      An investor can redeem shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or investor's broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If an investor is redeeming shares through a broker, the broker must receive the sell order before the Fund computes its NAV for that day (that is 4:15 P.M., New York time) in order to receive that day's NAV. The investor's broker will be responsible for furnishing all necessary documentation to the Distributor and may charge the investor for its services in connection with redeeming shares of the Fund.

      If an investor hold shares of the Fund through Prudential Securities, he or she must redeem the shares through Prudential Securities. Please contact our Prudential Securities financial adviser.

      If an investor holds shares in non-certificate form, a written request for redemption signed by the investor exactly as the account is registered is required. If an investor holds certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent, the Distributor or the investor's broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or to the investor's broker.

      SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $50,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

      Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or the broker of the certificate and/or written request, except as indicated below. If an investor holds shares through Prudential Securities, payment for shares presented for redemption will be credited to the investor's account at his or her broker, unless the investor indicates otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or
(4) exist.

      Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

      REDEMPTION IN KIND. If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the

Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

      INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

      90-DAY REPURCHASE PRIVILEGE. If a shareholder redeems his or her shares and have not previously exercised the repurchase privilege, the shareholder may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to the shareholder's account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) The shareholder must notify the Transfer Agent, either directly or through the Distributor or the shareholder's broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

CONTINGENT DEFERRED SALES CHARGES

      Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 4% to zero over a seven year period. Class C shares redeemed within 18 months of purchase (one year for Class C shares purchased before November 2, 1998) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to the shareholder. The CDSC will be imposed on any redemption by a shareholder which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by the shareholder for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

      The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "Shareholder Investment Account--Exchange Privilege."

      The following tables sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                       CONTINGENT DEFERRED SALES
                                                        CHARGE AS A PERCENTAGE
            YEARS' SINCE PURCHASE                       OF DOLLARS INVESTED OR
                PAYMENTS MADE                             REDEMPTION PROCEEDS
                -------------                          -------------------------
            First ...................................             5.0%
            Second ..................................             4.0%
            Third ...................................             3.0%
            Fourth ..................................             2.0%
            Fifth ...................................             1.0%
            Sixth ...................................             1.0%
            Seventh and thereafter ..................             None

      In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payment for the purchase of Fund shares made during the preceding six years for Class B shares and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

        For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

      For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

      WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

      The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions are:

      (1) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;

      (2) in the case of an IRA (including a Roth IRA), a lump-sum or other distribution after attaining age 59 1/2 or a periodic distribution based on life expectancy;

      (3) in the case of a Section 403(b) custodial account, a lump sum or other distribution after attaining age 59 1/2; and

      (4) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability.

      The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (that is, following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and Prudential Securities or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

      Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential Mutual Funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

      Systematic Withdrawal Plan. The CDSC will be waived (or reduced) in certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

      In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

      Shareholders must notify the Fund's Transfer Agent either directly or through the brokers, at the time of redemption, that they are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

      In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                      REQUIRED DOCUMENTATION

Death A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

Disability--An individual will be       A copy of the Social Security
considered disabled if he or she is     Administration award letter or a letter
unable to engage in any substantial     from a physician on the physician's
gainful activity by reason of any       letterhead stating that the shareholder
medically determinable physical or      (or, in the case of a trust, the
mental impairment which can be          grantor) is permanently disabled. The
expected to result in death or to be    letter must also indicate the date of
of long-continued and indefinite        disability.
duration.

Distribution from an IRA or 403(b)      A copy of the distribution form from the
Custodial Account                       custodial firm indicating (i) the date
                                        of birth of the shareholder and (ii)
                                        that the shareholder is over age 59-1/2
                                        and is taking a normal
                                        distribution--signed by the shareholder.

Distribution from Retirement Plan       A letter signed by the plan
                                        administrator/trustee indicating the
                                        reason for the distribution.

Excess Contributions                    A letter from the shareholder (for an
                                        IRA) or the plan administrator/trustee
                                        on company letterhead indicating the
                                        amount of the excess and whether or not
                                        taxes have been paid.

      The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.


WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES

      Prudential Retirement Plans. The CDSC will be waived on redemptions from qualified and non-qualified retirement and deferred compensation plans for which Prudential provides administrative or recordkeeping services. The CDSC will also be waived on redemptions from Benefit Plans sponsored by Prudential and its affiliates to the extent that the redemption proceeds are invested in The Guaranteed Investment Account, the Guaranteed Insulated Separate Account and units of The Stable Value Fund.

      Other Benefits Plans. The CDSC will be waived on redemptions from Benefit Plans holding shares through a broker not affiliated with Prudential and for which the broker provides administrative or recordkeeping services.

CONVERSION FEATURE--CLASS B SHARES

      Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

      Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

      For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.60%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

      Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

      For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

      The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.


                         SHAREHOLDER INVESTMENT ACCOUNT

      Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

      For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value on the record date. An investor may direct the Transfer Agent in writing not less than five (5) full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any CDSC paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE

      The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans having a limited menu of Prudential Mutual Funds, the exchange privilege is available for those funds eligible for investment in the particular program.

      It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.


      In order to exchange shares by telephone, an investor must authorize telephone exchanges on his or her initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, the investor may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For the investor's protection and to prevent fraudulent exchanges, telephone calls will be recorded and the investor will be asked to provide his or her personal identification number. A written confirmation of the exchange transaction will be sent to the investor. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

      If an investor holds shares through Prudential Securities, the shares must be exchanged by contacting the investor's Prudential Securities financial adviser.

      If an investor holds certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be returned in order for the shares to be exchanged.

      An investor may also exchange shares by mail by writing to the Fund's Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

      In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and investors should make exchanges by mail by writing to the Transfer Agent, at the address noted above.

      CLASS A. Shareholders of the Fund will be able to exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, Shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares, of the Prudential Mutual Funds participating in the Class A exchange privilege.


      The following money market funds participate in the Class A exchange privilege:

           Prudential California Municipal Fund
             (California Money Market Series)

           Prudential Government Securities Trust
             (Money Market Series)
             (U.S. Treasury Money Market Series)

           Prudential Municipal Series Fund
             (Connecticut Money Market Series)
             (Massachusetts Money Market Series)
             (New Jersey Money Market Series)
             (New York Money Market Series)

           Prudential MoneyMart Assets, Inc. (Class A shares)

           Prudential Tax-Free Money Fund, Inc.


      CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc. No CDSC may be payable upon such exchange, but a CDSC may be payable upon the redemption of Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the Fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.


      Class B and Class C shares of the Fund may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

      At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares, respectively of other funds without being subject to any CDSC.


      SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.


      Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value.

      [The Prudential Securities Cash Balance Pension Plan may only exchange its Class Z shares for Class Z shares of those Prudential Mutual Funds which permit investment by the Prudential Securities Cash Balance Pension Plan.]

      CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.


      Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Transfer Agent, the Distributor or the investor's broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.


DOLLAR COST AVERAGING

      Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

      Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

      The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

          PERIOD OF
          MONTHLY INVESTMENTS:     $100,000    $150,000    $200,000    $250,000
          --------------------     --------    --------    --------    --------
          25 Years                  $  110      $  165      $  220      $  275
          20 Years                     176         264         352         440
          15 Years                     296         444         592         740
          10 Years                     555         833       1,110       1,388
           5 Years                   1,371       2,057       2,742       3,428


See  "Automatic Investment Plan."


----------
      (1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board.

      (2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


AUTOMATIC INVESTMENT PLAN (AIP)

      Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account (including a Prudential Securities Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to AIP participants.

      Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or the investor's broker.

SYSTEMATIC WITHDRAWAL PLAN


      A systematic withdrawal plan is available to shareholders through the Transfer Agent the Distributor or an investor's broker. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC.

      In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and
(3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.

      The Transfer Agent the Distributor or an investor's broker, acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.


      Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.


      Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the applicable sales charges to (1) the purchase of Class A and Class C shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly used in connection with a retirement plan.


TAX-DEFERRED RETIREMENT PLANS

      Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

      Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

      INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, and 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           TAX-DEFERRED COMPOUNDING(1)

               CONTRIBUTIONS                 PERSONAL
               MADE OVER:                     SAVINGS                   IRA
               -------------                 --------                 --------
               10 years                      $ 26,165                 $ 31,291
               15 years                        44,675                   58,649
               20 years                        68,109                   98,846
               25 years                        97,780                  157,909
               30 years                       135,346                  244,692

----------
      (1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

      From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.


      The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Adviser or Prudential/Prusec Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                 NET ASSET VALUE


      The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Directors have fixed the specific time of day for the computation of the Fund's NAV to be as of 4:15 P.M., New York time. The Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except days on which no orders to purchase, sell or redeem Fund shares have been received or on days on which changes in the value of the Fund's portfolio investments do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares will be determined at a time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      Under the Investment Company Act, the Directors are responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which used information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and forward currency forward contracts are valued at at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

      Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or Subadviser, including its portfolio manager, traders, and its research and credit analysts, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, Subadviser, Board of Directors or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost,with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.

      Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.


                       TAXES, DIVIDENDS AND DISTRIBUTIONS


      The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income and capital gains which is distributed to shareholders, and permits net capital gains of the Fund (i.e., the excess of long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund. Net capital gains of the Fund which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Fund. Net capital gains of the Fund which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Fund. The Fund had a capital loss carryforward for federal income tax purposes at December 31, 1998 of approximately $ which will expire in 2002.

      Qualification of the Fund as a regulated investment company requires, among other things, that (a) the Fund derive at least 90% of its annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) in each year.

        Gains or losses on sales of securities by the Fund will generally be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, short sale, constructive sale, anti-conversion and straddle positions of the Internal Revenue Code which may, among other things, require the Fund to defer recognition of losses. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.

      Special rules apply to most options on stock indices, futures contracts and options thereon, and foreign currency forward contracts in which the Fund may invest. See "Description of the Fund, Its Investments and Risks." These investments will generally constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of the Fund's taxable year; that is, treated has having been sold at market value. Except with respect to certain foreign currency forward contracts, 60% of any gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

      Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indices will be capital gain or loss and will be long-term or short-term depending on the holding period of the option. In addition, positions which are part of a "straddle" will be subject to certain wash sale, short sale and constructive sale provisions of the Internal Revenue Code. In the case of a "straddle", the Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund.

      Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

      Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

      Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

      Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

      A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

      Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Net capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

      Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to foreign corporations, interest income, capital and currency gain, gain or loss from Section 1256 contracts (described above) and income from certain other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.

      The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

      The Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending in October 31 of such calendar year. In addition, the Fund must distribute during the calendar year all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.

      The Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). PFICs are foreign corporations that, in general, meet either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. No loss will be recognized on PFIC stock, except to the extent of gains recognized in prior years. Alternatively, the Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above.

      Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary. The Fund does not expect to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders any foreign income taxes paid. [CONFIRM].

      Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                             PERFORMANCE INFORMATION

      AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

      Average annual total return is computed according to the following formula:

                                 P(1+T)^n = ERV

      Where: P   = a hypothetical initial payment of $1,000.
             T   = average annual total return.
             n   = number of years.
             ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

      Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

      Below are the average total returns for the Fund's share classes for the periods ended December 31, 1998.

                                                                       SINCE
                 1 YEAR              5 YEARS           10 YEARS      INCEPTION
                 ------              -------           --------      ---------
Class A                                                              (7-31-86)
Class B                               N/A                N/A         (1-15-96)
Class C                               N/A                N/A         (1-15-96)
Class Z                               N/A                N/A         (3-17-97)

      Before January 15, 1996, the Fund was a closed-end investment company.

      AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

      Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                      ERV-P
                                    ---------
                                        P

      Where: P   = a hypothetical initial payment of $1,000.
             ERV = ending redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

      Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

      Below are the average total returns for the Fund's share classes for the periods ended December 31, 1998.

                                                                       SINCE
                 1 YEAR              5 YEARS           10 YEARS      INCEPTION
                 ------              -------           --------      ---------
Class A                                                              (7-31-86)
Class B                               N/A                N/A         (1-15-96)
Class C                               N/A                N/A         (1-15-96)
Class Z                               N/A                N/A         (3-17-97)

      YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                         YIELD = 2[((a - b)/cd + 1)^6-1]

      Where: a = dividends and interest earned during the period.
             b = expenses accrued for the period (net of reimbursements).
             c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
             d = the maximum offering price per share on the last day of the period.

      Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.

      The Fund's 30-day yields for the 30 days ended December 31, 1998, were
  %,   %,   % and   % for Class A, Class B, Class C and Class Z shares,
respectively.

      The Fund may also include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper, Inc., Morningstar Publication, Inc., other industry publications, business periodicals and market indices. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)

                        ---------------------------------------
                        PERFORMANCE
                        COMPARISON OF DIFFERENT
                        TYPES OF INVESTMENTS
                        OVER THE LONG TERM
                        (1/1926 - 9/1998)

   [The following table was depicted as a bar chart in the printed material.]

                        Commission     Long-Term
                        Stocks         Govt. Bonds    Inflation
                        ----------     -----------    ---------
                        11.0%          5.1%           3.1%
                        ---------------------------------------

      (1) Source: Ibbotson Associates, Stocks, Bonds, Bills and Inflation--1998 Yearbook (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

Portfolio of Investments
as of June 30, 1998 (Unaudited)        PRUDENTIAL INTERNATIONAL BOND FUND, INC.
------------------------------------------------------------

Principal
Amount                                               US$
(000)                     Description           Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--85.4%
------------------------------------------------------------
Australia--5.9%
 A$     1,500     Federal National Mortgage
                    Association,
                    6.375%, 8/15/07                  $   957,806
        7,000     New South Wales Treasury
                    Corporation,
                    6.50%, 5/1/06                      4,515,668
                                                     -----------
                                                       5,473,474
------------------------------------------------------------
Canada--6.0%
 C$     3,500     British Columbia Provincial Bond,
                    6.00%, 6/9/08                      2,460,658
        1,500     Ontario Hydro,
                    7.75%, 11/3/05                     1,159,309
        2,600     Province of Quebec,
                    6.50%, 10/1/07                     1,871,313
                                                     -----------
                                                       5,491,280
------------------------------------------------------------
Denmark--7.3%
                  Danish Government Bonds,
 DKr   21,000     7.00%, 12/15/04                      3,416,903
       19,250     8.00%, 3/15/06                       3,342,369
                                                     -----------
                                                       6,759,272
------------------------------------------------------------
Germany--13.1%
                  German Government Bonds,
  DM    5,300     7.375%, 1/3/05                       3,377,084
        7,000     6.00%, 1/5/06                        4,185,403
        4,500     6.25%, 1/4/24                        2,805,111
        3,000     Republic of Colombia,
                    7.25%, 12/21/00                    1,707,459
                                                     -----------
                                                      12,075,057
Greece--2.0%
                  Hellenic Republic,
  GRD 175,000     9.20%, 3/21/02                     $   568,659
      370,000     12.70%, 12/31/03                     1,236,938
                                                     -----------
                                                       1,805,597
------------------------------------------------------------
Hungary--1.4%
                  Hungarian Government Bonds,
  HUF 140,000     16.50%, 7/24/99                        639,257
      150,000     16.00%, 4/12/00                        676,732
                                                     -----------
                                                       1,315,989
------------------------------------------------------------
Netherlands--4.1%
                  Dutch Government Bonds,
  NLG   4,400     7.00%, 6/15/05                       2,456,321
        2,000     7.50%, 1/15/23                       1,271,987
                                                     -----------
                                                       3,728,308
------------------------------------------------------------
New Zealand--3.9%
 NZ$    3,500     Federal National Mortgage
                    Associtation,
                    7.25%, 6/20/02                     1,802,538
        1,800     International Bank of
                    Reconstruction Development,
                    7.25%, 5/27/03                       935,648
        1,600     New Zealand Government Bond,
                    8.00%, 4/15/04                       880,196
                                                     -----------
                                                       3,618,382
------------------------------------------------------------
Russia--0.4%
                  European Bank of Reconstruction
                    Development,
  RUB   2,300     31.00%, 5/5/00                          73,789
        2,700     Zero Coupon, 5/28/02                   272,858
                                                     -----------
                                                         346,647

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-46

Portfolio of Investments
as of June 30, 1998 (Unaudited)        PRUDENTIAL INTERNATIONAL BOND FUND, INC.
------------------------------------------------------------

Principal
Amount                                               US$
(000)                     Description           Value (Note 1)
------------------------------------------------------------
Spain--4.4%
Pts   500,000     Spanish Government Bond,
                    8.20%, 2/28/09                   $ 4,082,131
------------------------------------------------------------
Sweden--2.2%
 SEK   15,000     Swedish Government Bond,
                    6.00%, 2/9/05                      2,001,188
------------------------------------------------------------
United Kingdom--4.8%
 BP       650     Powergen PLC,
                    8.875%, 3/26/03                    1,154,384
          200     Republic of Argentina,
                    11.50%, 8/14/01                      343,194
        4,500     United Kingdom Treasury Strip,
                    Zero Coupon, 12/7/15               2,908,830
                                                     -----------
                                                       4,406,408
------------------------------------------------------------
United States--29.9%
Corporate Bonds--3.3%
  US$     650     Banco Ganadero Colombian Bond
                    (Colombia),
                    9.75%, 8/26/99                       666,250
        1,900     Financiera Energetica Nacional
                    (Colombia),
                    9.00%, 11/8/99                     1,909,500
          500     Romanian Commercial Bank,
                    9.125%, 3/10/00                      481,250
                                                     -----------
                                                       3,057,000
------------------------------------------------------------
Sovereign Bonds--10.9%
        2,500     Ministry of Finance (Russia),
                    10.00%, 6/26/07                    1,900,000
          750     Muncipality of Rio De Janeiro
                    (Brazil),
                    10.375%, 7/12/99                     750,000
         $500     Oman Sultante (India),
                    7.125%, 3/20/02                  $   510,000
          950     Republic of Argentina, FRN,
                    6.625%, 3/31/05, Ser. L              838,375
        1,400     Republic of Brazil, IDU, FRN,
                    6.875%, 1/1/01                     1,330,000
          924     Republic of Croatia, FRN,
                    6.50%, 7/31/06                       822,759
          400     Republic of Lithuania,
                    7.125%, 7/22/02                      387,000
        1,500     Republic of Poland, FRN,
                    6.6875%, 10/27/24                  1,473,750
        2,000     United Mexican States, FRN,
                    9.75%, 2/6/01                      2,080,000
                                                     -----------
                                                      10,091,884
------------------------------------------------------------
Supranational Bonds--4.6%
        4,100     Corporacion Andina de Fomento,
                    7.375%, 7/21/00                    4,200,450
------------------------------------------------------------
U.S. Government Obligations--11.1%
                  United States Treasury Bond,
        2,550     6.625%, 2/15/27                      2,876,655
                  United States Treasury Notes,
        2,700     6.125%, 9/30/00                      2,733,318
        2,500     7.875%, 11/15/04                     2,807,800
        1,700     6.25%, 2/15/07                       1,780,223
                                                     -----------
                                                      10,197,996
                                                     -----------
                                                      27,547,330
                                                     -----------
                  Total long-term investments
                    (cost US$81,054,994)              78,651,063
                                                     -----------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-47

Portfolio of Investments
as of June 30, 1998 (Unaudited)        PRUDENTIAL INTERNATIONAL BOND FUND, INC.
------------------------------------------------------------

Principal
Amount                                               US$
(000)                     Description           Value (Note 1)
------------------------------------------------------------
SHORT-TERM INVESTMENTS--14.3%
------------------------------------------------------------
Germany--1.9%
                  Time Deposit,
  DM    1,600     3.50%, 07/2/98                     $   884,980
        1,600     3.25%, 07/6/98                         884,980
                                                     -----------
                                                       1,769,960
------------------------------------------------------------
Mexico--1.6%
 MP     4,500     Mexican Cetes,
                    20.541%(a), 9/17/98                  446,070
        1,000     Petroleas Mexicano (Mexico), FRN,
                    6.6875%, 3/8/99                      985,000
                                                     -----------
                                                       1,431,070
------------------------------------------------------------
Poland--1.4%
                  Polish Treasury Bills,
 PLZ    1,300     20.45%(a), 8/12/98                     364,041
        2,000     20.15%(a), 2/17/99                     500,416
          700     20.35%(a), 3/3/99                      173,325
        1,100     20.095%(a), 4/28/99                    263,181
                                                     -----------
                                                       1,300,963
------------------------------------------------------------
United States--9.4%
Repurchase Agreement
 US$    8,686     Joint Repurchase Agreement
                    Account,
                    5.72%, 7/1/98 (Note 5)             8,686,000
                                                     -----------
                  Total short-term investments
                    (cost US$12,299,025)              13,187,993
                                                     -----------
------------------------------------------------------------
Total Investments--99.7%
                  (cost $93,354,019; Note 4)          91,839,056
                  Other assets in excess of
                    liabilities--0.3%                    276,555
                                                     -----------
                  Net Assets--100%                   $92,115,611
                                                     -----------
                                                     -----------

---------------
Portfolio securities are classified according to the security's currency denomination.
(a) Percentages quoted represent yield-to-maturity as of purchase date.
FRN--Floating Rate Note.
IDU--Interest Due and Unpaid.
NCD--Negotiable Certificates of Deposit.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-48

Statement of Assets and Liabilities
(Unaudited)                            PRUDENTIAL INTERNATIONAL BOND FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                           June 30, 1998
Investments, at value (cost $93,354,019)....................................................................       $91,839,056
Foreign currency, at value (cost $149,673)..................................................................           143,442
Interest receivable.........................................................................................         1,725,007
Forward currency contracts-amount receivable from counterparties............................................            92,829
Receivable for investments sold.............................................................................            68,027
Receivable for Fund shares sold.............................................................................            35,198
Other assets................................................................................................             2,660
                                                                                                                  -------------
   Total assets.............................................................................................        93,906,219
                                                                                                                  -------------
Liabilities
Payable for investments purchased...........................................................................           884,980
Accrued expenses and other liabilities......................................................................           316,185
Payable for Fund shares reacquired..........................................................................           253,340
Dividends payable...........................................................................................           140,046
Forward currency contracts-amount payable to counterparties.................................................           126,695
Management fee payable......................................................................................            57,620
Distribution fee payable....................................................................................            11,742
                                                                                                                  -------------
   Total liabilities........................................................................................         1,790,608
                                                                                                                  -------------
Net Assets..................................................................................................       $92,115,611
                                                                                                                  -------------
                                                                                                                  -------------
Net assets were comprised of:
   Common stock, at par.....................................................................................       $   129,451
   Paid-in capital in excess of par.........................................................................        93,898,424
                                                                                                                  -------------
                                                                                                                    94,027,875
   Distributions in excess of net investment income.........................................................          (817,203)
   Accumulated net realized gain on investments.............................................................           512,312
   Net unrealized depreciation on investments and foreign currencies........................................        (1,607,373)
                                                                                                                  -------------
Net assets, June 30, 1998...................................................................................       $92,115,611
                                                                                                                  -------------
                                                                                                                  -------------
Class A:
   Net asset value and redemption price per share
      ($89,794,298 / 12,619,535 shares of common stock issued and outstanding)..............................             $7.12
   Maximum sales charge (4% of offering price)..............................................................               .30
                                                                                                                  -------------
   Maximum offering price to public.........................................................................             $7.42
                                                                                                                  -------------
                                                                                                                  -------------
Class B:
   Net asset value, offering price and redemption price per share
      ($682,701 / 95,783 shares of common stock issued and outstanding).....................................             $7.13
                                                                                                                  -------------
                                                                                                                  -------------
Class C:
   Net asset value, offering price and redemption price per share
      ($122,972 / 17,254 shares of common stock issued and outstanding).....................................             $7.13
                                                                                                                  -------------
                                                                                                                  -------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($1,515,640 / 212,488 shares of common stock issued and outstanding)..................................             $7.13
                                                                                                                  -------------
                                                                                                                  -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-49

PRUDENTIAL INTERNATIONAL BOND FUND, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                    Six Months
                                                       Ended
Net Investment Income                              June 30, 1998
Income
   Interest and discount earned (net of foreign
      withholding taxes of $1,096)..............    $  3,669,896
                                                   -------------
Expenses
   Management fee...............................         357,549
   Distribution fee--Class A....................          70,279
   Distribution fee--Class B....................           2,274
   Distribution fee--Class C....................             345
   Transfer agent's fees and expenses...........         128,000
   Custodian's fees and expenses................          93,000
   Reports to shareholders......................          87,000
   Registration fees............................          32,000
   Audit fees and expenses......................          18,000
   Directors' fees..............................          13,000
   Legal fees and expenses......................          11,000
   Miscellaneous................................           3,911
                                                   -------------
      Total expenses............................         816,358
                                                   -------------
Net investment income...........................       2,853,538
                                                   -------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency Transactions
Net realized gain on:
   Investment transactions......................         768,665
   Foreign currency transactions................         612,129
                                                   -------------
                                                       1,380,794
                                                   -------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments..................................         165,477
   Foreign currencies...........................        (671,205)
                                                   -------------
                                                        (505,728)
                                                   -------------
Net gain on investments and foreign
   currencies...................................         875,066
                                                   -------------
Net Increase in Net Assets
Resulting from Operations.......................    $  3,728,604
                                                   -------------
                                                   -------------

PRUDENTIAL INTERNATIONAL BOND FUND, INC.
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                      Six Months
                                        Ended          Year Ended
Increase                               June 30,       December 31,
in Net Assets                            1998             1997
Operations
   Net investment income..........   $  2,853,538     $   7,280,941
   Net realized gain on investment
      and foreign currency
      transactions................      1,380,794         5,430,440
   Net change in unrealized
      depreciation on investments
      and foreign currencies......       (505,728)       (8,593,067)
                                    --------------    -------------
   Net increase in net assets
      resulting from operations...      3,728,604         4,118,314
                                    --------------    -------------
Dividends and distributions (Note
   1)
   Dividends from net investment
      income
      Class A.....................     (2,403,956)       (8,710,279)
      Class B.....................        (14,033)          (31,668)
      Class C.....................         (2,143)           (1,906)
      Class Z.....................        (24,598)           (8,615)
                                    --------------    -------------
                                       (2,444,730)       (8,752,468)
                                    --------------    -------------
   Distributions in excess of net
      investment income
      Class A.....................       (803,574)       (3,222,672)
      Class B.....................         (4,691)          (10,128)
      Class C.....................           (717)             (757)
      Class Z.....................         (8,221)          (10,368)
                                    --------------    -------------
                                         (817,203)       (3,243,925)
                                    --------------    -------------
Fund share transactions (Note 6)
   Net proceeds from shares
      sold........................      2,748,550         3,218,583
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............        828,493         2,720,812
   Cost of shares reacquired......     (9,527,834)      (26,185,590)
                                    --------------    -------------
   Net decrease in net assets from
      Fund share transactions.....     (5,950,791)      (20,246,195)
                                    --------------    -------------
Total decrease....................     (5,484,120)      (28,124,274)
Net Assets
Beginning of period...............     97,599,731       125,724,005
                                    --------------    -------------
End of period(a)..................   $ 92,115,611     $  97,599,731
                                    --------------    -------------
                                    --------------    -------------
---------------
(a) Includes undistributed
    (distribution in excess of)
    net investment income of:.....   $   (817,203)    $     147,690
                                    --------------    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-50

Notes to Financial Statements
(Unaudited)                            PRUDENTIAL INTERNATIONAL BOND FUND, INC.
--------------------------------------------------------------------------------
Prudential International Bond Fund, Inc., (the 'Fund'), is an open-end, nondiversified, management investment company whose investment objective is to seek total return, the components of which are current income and capital appreciation. The Fund invests primarily in debt securities of issuers located in at least three countries, excluding the United States (except in periods of weakness). The Fund invests in foreign debt securities issued by foreign corporate issuers as well as securities issued or guaranteed by foreign governments, semi-governmental entities, governmental agencies, supernational entities and other governmental entities. The bonds are primarily of investment grade, i.e., bonds rated within the four highest quality grades as determined by Moody's Investor's Service or Standard & Poor's Rating's Group, or in unrated securities of equivalent quality. In addition, the Fund is permitted to invest up to 15% of the Fund's total assets in bonds rated below investment grade with a minimum rating of B, or in unrated securities of equivalent quality. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.
------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Forward currency contracts are valued at the current cost of covering or offsetting the contract on the day of valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, discount, and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains (losses) from valuing foreign currency denominated assets (excluding investments) and liabilities at period-end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.
--------------------------------------------------------------------------------
                                       B-51

Notes to Financial Statements
(Unaudited)                            PRUDENTIAL INTERNATIONAL BOND FUND, INC.
--------------------------------------------------------------------------------
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Security Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income, which is comprised of three elements: stated coupon, original issue discount and market discount, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares daily and pays dividends from book basis net investment income monthly and makes distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income and increase accumulated net realized loss on investments by $556,498 for foreign currency gains realized and recognized during the six months ended June 30, 1998. Net investment income, net realized gains and net assets were not affected by this change.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
------------------------------------------------------------
NOTE 2. AGREEMENTS

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC, through an agreement with PRICOA Asset Management Ltd. ('PRICOA'), furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .75 of 1% of the Fund's average daily net assets up to $1 billion and
 .70 of 1% of such assets in excess of $1 billion.

The Fund had a distribution agreement with Prudential Securities Incorporated ('PSI'), which acted as distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensated PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to a plan of distribution, (the 'Class A, B and C Plan') regardless of expenses actually incurred by them. The distribution fees were accrued daily and payable monthly. No distribution or service fees were paid to PSI as distributor of the Class Z shares of the Fund. Effective July 1, 1998, Prudential Investment Management Services LLC ('PIMS')
--------------------------------------------------------------------------------
                                       B-52

Notes to Financial Statements
(Unaudited)                            PRUDENTIAL INTERNATIONAL BOND FUND, INC.
--------------------------------------------------------------------------------
became the distributor of the Fund and will serve the Fund under the same terms and conditions as under the arrangement with PSI.

Pursuant to the Class A, B and C Plans, the Fund compensated PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares respectively. Such expenses under the Plans were .15 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended June 30, 1998.

PSI has advised the Fund that it has received approximately $23,400 in front-end sales charges resulting from sales of Class A shares during the six months ended June 30, 1998. From these fees, PSI paid such sales charges to Pruco Securities Corporation, an affiliated broker-dealer, which in turn paid commissions to sales-persons and incurred other distribution costs.

PSI has advised the Series that for the six months ended June 30, 1998, it received approximately $100 in contingent deferred sales charges imposed upon certain redemptions by Class B shareholders.

PSI, PIFM, PIC, PRICOA and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the 'Funds'), has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the Agreement during the six months ended June 30, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expires on December 29, 1998.
------------------------------------------------------------
NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended June 30, 1998 the Fund incurred fees of approximately $96,000 for the services of PMFS. As of June 30, 1998 approximately $16,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 1998 aggregated $19,904,579 and $26,862,516, respectively.

At June 30, 1998, the Fund had outstanding forward currency contracts to sell and purchase foreign currencies, as follows:

                       Value at
 Foreign Currency   Settlement Date    Current
Purchase Contracts      Payable         Value      Appreciation
------------------- ---------------  -----------  ---------------
New Zealand Dollar,
  expiring
  7/28/98..........   $   861,711    $   872,004     $  10,293
                    ---------------  -----------  ---------------
                    ---------------  -----------  ---------------

                       Value at
 Foreign Currency   Settlement Date    Current     Appreciation
  Sale Contracts      Receivable        Value     (Depreciation)
------------------- ---------------  -----------  ---------------
Australian Dollars,
  expiring
  7/28/98..........   $ 8,637,080    $ 8,746,499     $(109,419)
French Francs,
  expiring
  7/28/98..........     4,892,846      4,874,393        18,453
Japanese Yen,
  expiring
  7/28/98..........       861,712        878,987       (17,275)
Swiss Francs,
  expiring
  7/28/98..........     6,878,423      6,814,341        64,082
                    ---------------  -----------  ---------------
                      $21,270,061    $21,314,220     $ (44,159)
                    ---------------  -----------  ---------------
                    ---------------  -----------  ---------------

The United States federal income tax basis of the Fund's investments at June 30, 1998 was $93,354,019 and, accordingly, net unrealized depreciation for United States federal income tax purposes was $1,514,963 (gross unrealized appreciation--$1,818,486; gross unrealized depreciation--$3,333,449).

For federal income tax purposes, the Fund had a capital loss carryforward as of December 31, 1997 of approximately $949,500 which will expire in 2002. Accordingly, no capital gains distribution is expected to be paid to shareholders until net capital gains have been realized in excess of such amount.
--------------------------------------------------------------------------------
                                       B-53

Notes to Financial Statements
(Unaudited)                            PRUDENTIAL INTERNATIONAL BOND FUND, INC.
--------------------------------------------------------------------------------
NOTE 5. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of June 30, 1998, the Fund had a 0.70% undivided interest in the joint account. The undivided interest for the Fund represented $8,686,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Bear, Stearns & Co., Inc., 5.85%, in the principal amount of $345,000,000, repurchase price $345,056,063, due 7/1/98. The value of the collateral including accrued interest was $353,215,323.

Goldman Sachs & Co., Inc., 5.20%, in the principal amount of $206,264,000, repurchase price $206,293,794, due 7/1/98. The value of the collateral including accrued interest was $210,389,609.

Salomon Smith Barney Inc., 5.70%, in the principal amount of $345,000,000, repurchase price $345,054,625, due 7/1/98. The value of the collateral including accrued interest was $352,383,850.

SBC Warburg Dillon Read, Inc., 5.93%, in the principal amount of $345,000,000, repurchase price $345,056,829, due 7/1/98. The value of the collateral including accrued interest was $352,174,874.
------------------------------------------------------------
NOTE 6. CAPITAL

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion shares of common stock, $.01 par value per share, authorized divided into four classes, designated Class A, Class B, Class C and Class Z common stock, consisting of 500 million shares of each class. As of December 31, 1997 Prudential owned 11,470 Class A shares.

Transactions in shares of common stock were as follows:

Class A                               Shares          Amount
---------------------------------   -----------    -------------
Six months ended June 30, 1998:
Shares sold......................       208,963    $   1,493,060
Shares issued in reinvestment of
  dividends and distributions....       109,017          782,566
Shares reacquired................    (1,301,884)      (9,330,132)
                                    -----------    -------------
Net decrease in shares
  outstanding before
  conversion.....................      (983,904)      (7,054,506)
Shares issued upon conversion
  from Class B...................         1,972           14,202
                                    -----------    -------------
Net decrease in shares
  outstanding....................      (981,932)   $  (7,040,304)
                                    -----------    -------------
                                    -----------    -------------
Year ended December 31, 1997:
Shares sold......................       269,214    $   1,994,094
Shares issued in reinvestment of
  dividends and distributions....       365,841        2,666,579
Shares reacquired................    (3,501,590)     (26,103,706)
                                    -----------    -------------
Net decrease in shares
  outstanding....................    (2,866,535)   $ (21,443,033)
                                    -----------    -------------
                                    -----------    -------------
Class B
---------------------------------
Six months ended June 30, 1998:
Shares sold......................        38,383    $     275,501
Shares issued in reinvestment of
  dividends and distributions....         2,000           14,374
Shares reacquired................       (17,458)        (125,310)
                                    -----------    -------------
Net increase in shares
  outstanding before
  conversion.....................        22,925          164,565
Shares reacquired upon conversion
  into Class A...................        (1,975)         (14,202)
                                    -----------    -------------
Net increase in shares
  outstanding....................        20,950    $     150,363
                                    -----------    -------------
                                    -----------    -------------
Year ended December 31, 1997:
Shares sold......................        62,322    $     465,398
Shares issued in reinvestment of
  dividends and distributions....         4,402           31,994
Shares reacquired................        (1,673)         (12,403)
                                    -----------    -------------
Net increase in shares
  outstanding....................        65,051    $     484,989
                                    -----------    -------------
                                    -----------    -------------
Class C
---------------------------------
Six months ended June 30, 1998:
Shares sold......................         6,543    $      46,914
Shares issued in reinvestment of
  dividends and distributions....           210            1,514
Shares reacquired................          (223)          (1,600)
                                    -----------    -------------
Net increase in shares
  outstanding....................         6,530    $      46,828
                                    -----------    -------------
                                    -----------    -------------

--------------------------------------------------------------------------------
                                       B-54

Notes to Financial Statements
(Unaudited)                            PRUDENTIAL INTERNATIONAL BOND FUND, INC.
--------------------------------------------------------------------------------

Class C                               Shares          Amount
---------------------------------   -----------    -------------
Year ended December 31, 1997:
Shares sold......................        14,124    $     102,477
Shares issued in reinvestment of
  dividends and distributions....           149            1,087
Shares reacquired................        (5,201)         (38,465)
                                    -----------    -------------
Net increase in shares
  outstanding....................         9,072    $      65,099
                                    -----------    -------------
                                    -----------    -------------
Class Z
---------------------------------
Six months ended June 30, 1998:
Shares sold......................       129,764    $     933,075
Shares issued in reinvestment of
  dividends and distributions....         4,174           30,039
Shares reacquired................        (9,837)         (70,792)
                                    -----------    -------------
Net increase in shares
  outstanding....................       124,101    $     892,322
                                    -----------    -------------
                                    -----------    -------------
March 17, 1997(a) through
  December 31, 1997:
Shares sold......................        89,636    $     656,614
Shares issued in reinvestment of
  dividends and distributions....         2,944           21,152
Shares reacquired................        (4,193)         (31,016)
                                    -----------    -------------
Net increase in shares
  outstanding....................        88,387    $     646,750
                                    -----------    -------------
                                    -----------    -------------

---------------
(a) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
                                       B-55

Financial Highlights (Unaudited)        PRUDENTIAL INTERNATIONAL BOND FUND, INC.
--------------------------------------------------------------------------------

                                                                                  Class A(b)
                                                  ---------------------------------------------------------------------------
                                                  Six Months
                                                    Ended                          Year Ended December 31,
                                                   June 30,      ------------------------------------------------------------
                                                     1998        1997(c)        1996         1995         1994         1993
                                                  ----------     --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $   7.08      $   7.63     $   7.68     $   6.76     $   7.84     $   7.38
                                                  ----------     --------     --------     --------     --------     --------
Income from investment operations:
Net investment income.........................          .21           .49          .56          .48          .45          .55
Net realized and unrealized gain (loss) on
   investments and foreign currencies.........          .07          (.22)         .28         1.13         (.97)         .74
                                                  ----------     --------     --------     --------     --------     --------
   Total from investment operations...........          .28           .27          .84         1.61         (.52)        1.29
                                                  ----------     --------     --------     --------     --------     --------
Less distributions:
Dividends from net investment income..........         (.18)         (.58)        (.67)        (.48)        (.23)        (.23)
Distributions in excess of net investment
   income.....................................         (.06)         (.24)        (.40)        (.21)       --           --
Distributions from net realized capital
   gains......................................       --             --           --           --            (.10)        (.54)
Distributions in excess of net capital
   gains......................................       --             --           --           --           --            (.06)
Tax return of capital distributions...........       --             --           --           --            (.23)       --
                                                  ----------     --------     --------     --------     --------     --------
   Total dividends and distributions..........         (.24)         (.82)       (1.07)        (.69)        (.56)        (.83)
                                                  ----------     --------     --------     --------     --------     --------
Redemption fee retained by Fund...............       --             --             .18        --           --           --
                                                  ----------     --------     --------     --------     --------     --------
Net asset value, end of period................     $   7.12      $   7.08     $   7.63     $   7.68     $   6.76     $   7.84
                                                  ----------     --------     --------     --------     --------     --------
                                                  ----------     --------     --------     --------     --------     --------
Per share market price, end of period.........          N/A           N/A          N/A     $  7.375     $  5.625     $   7.00
                                                                                           --------     --------     --------
                                                                                           --------     --------     --------
TOTAL INVESTMENT RETURN BASED ON(a):
   Market price...............................          N/A           N/A          N/A        44.39%      (12.04)%      11.57%
   Net asset value............................         3.89%         3.62%       14.02%       25.14%       (5.62)%      18.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $ 89,794      $ 96,365     $125,637     $350,339     $308,703     $357,783
Average net assets (000)......................     $ 94,482      $110,910     $180,588     $342,741     $331,421     $361,374
Ratios to average net assets:
   Expenses, including distribution fees......         1.71%(d)      1.64%        1.48%        1.05%        1.11%        1.07%
   Expenses, excluding distribution fees......         1.56%(d)      1.49%        1.34%        1.05%        1.11%        1.07%
   Net investment income......................         5.99%(d)      6.54%        6.45%        6.37%        6.21%        6.93%
Portfolio turnover rate.......................           23%           53%          38%         203%         526%         441%

---------------
(a) Total investment return based on net asset value is calculated assuming a purchase of common stock at the current net asset value on the first day and a sale at the current net asset value on the last day of each period reported. Total investment return does not consider the effect of sales load. Prior to January 15, 1996 the Fund operated as a closed-end investment company and total investment return was calculated based on market value assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment returns for periods of less than one full year are not annualized.
(b) Prior to January 15, 1996 the Fund operated as a closed-end, non-diversified management investment company.
(c) Calculated based upon weighted average shares outstanding during the year.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-56

Financial Highlights (Unaudited)        PRUDENTIAL INTERNATIONAL BOND FUND, INC.
--------------------------------------------------------------------------------

                                                                     Class B                                    Class C
                                                  ----------------------------------------------     -----------------------------
                                                                                    January 15,
                                                   Six Months          Year           1996(c)         Six Months          Year
                                                     Ended            Ended           Through           Ended            Ended
                                                    June 30,       December 31,     December 31,       June 30,       December 31,
                                                      1998           1997(d)            1996             1998           1997(d)
                                                      -----        ------------     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........       $ 7.10          $   7.64         $   7.72         $   7.10         $   7.64
                                                      -----        ------------     ------------     ------------     ------------
Income from investment operations:
Net investment income.........................          .19               .44              .52              .20              .40
Net realized and unrealized gain (loss) on
   investments and foreign currencies.........          .06              (.20)             .25              .05             (.16)
                                                      -----        ------------     ------------     ------------     ------------
   Total from investment operations...........          .25               .24              .77              .25              .24
                                                      -----        ------------     ------------     ------------     ------------
Less distributions:
Dividends from net investment income..........         (.16)             (.54)            (.63)            (.16)            (.54)
Distributions in excess of net investment
   income.....................................         (.06)             (.24)            (.40)            (.06)            (.24)
                                                      -----        ------------     ------------     ------------     ------------
   Total dividends and distributions..........         (.22)             (.78)           (1.03)            (.22)            (.78)
                                                      -----        ------------     ------------     ------------     ------------
Redemption fee retained by Fund(d)............       --                --                  .18           --               --
                                                      -----        ------------     ------------     ------------     ------------
Net asset value, end of period................       $ 7.13          $   7.10         $   7.64         $   7.13         $   7.10
                                                      -----        ------------     ------------     ------------     ------------
                                                      -----        ------------     ------------     ------------     ------------
TOTAL INVESTMENT RETURN(a)....................         3.41%             3.25%           12.86%            3.41%            3.25%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............         $683              $531              $75             $123              $76
Average net assets (000)......................         $611              $335              $23              $93              $26
Ratios to average net assets:
   Expenses, including distribution fees......         2.31%(b)          2.24%            2.56%(b)         2.31%(b)         2.24%
   Expenses, excluding distribution fees......         1.56%(b)          1.49%            1.34%(b)         1.56%(b)         1.49%
   Net investment income......................         5.41%(b)          6.00%            5.85%(b)         5.44%(b)         5.96%
Portfolio turnover rate.......................           23%               53%              38%              33%              53%

                                                                            Class Z
                                                                 -----------------------------
                                                January 15,                        March 17,
                                                  1996(c)         Six Months        1997(c)
                                                  Through           Ended           Through
                                                December 31,       June 30,       December 31,
                                                    1996             1998           1997(d)
                                                ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $   7.72         $   7.10         $   7.57
                                                ------------     ------------     ------------
Income from investment operations:
Net investment income.........................         .52              .23              .38
Net realized and unrealized gain (loss) on
   investments and foreign currencies.........         .25              .05             (.02)
                                                ------------     ------------     ------------
   Total from investment operations...........         .77              .28              .36
                                                ------------     ------------     ------------
Less distributions:
Dividends from net investment income..........        (.63)            (.19)            (.59)
Distributions in excess of net investment
   income.....................................        (.40)            (.06)            (.24)
                                                ------------     ------------     ------------
   Total dividends and distributions..........       (1.03)            (.25)            (.83)
                                                ------------     ------------     ------------
Redemption fee retained by Fund(d)............         .18           --               --
                                                ------------     ------------     ------------
Net asset value, end of period................    $   7.64         $   7.13         $   7.10
                                                ------------     ------------     ------------
                                                ------------     ------------     ------------
TOTAL INVESTMENT RETURN(a)....................       12.86%            3.81%            4.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............         $13           $1,516             $628
Average net assets (000)......................          $8             $950             $121
Ratios to average net assets:
   Expenses, including distribution fees......        2.09%(b)         1.56%(b)         1.49%(b)
   Expenses, excluding distribution fees......        1.34%(b)         1.56%(b)         1.49%(b)
   Net investment income......................        5.85%(b)         6.22%(b)         6.22%(b)
Portfolio turnover rate.......................          38%              23%              53%

---------------
(a) Total investment return is based on a purchase of common stock at the current net asset value on the first day and a sale at the current net asset value on the last day of each period reported. Total investment return does not consider the effect of sales load. Total investment returns for periods of less than one full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class B, Class C and Class Z shares.
(d) Calculated based upon weighted average shares outstanding during the period.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-57

Portfolio of Investments as of                    PRUDENTIAL INTERNATIONAL BOND
December 31, 1997                                 FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Principal
Amount                                               US$
(000)                     Description           Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--87.5%
------------------------------------------------------------
Australia--6.7%
 A$     1,500     Federal National Mortgage
                    Association,
                    6.375%, 8/15/07                  $   985,220
        3,700     New South Wales Treasury
                    Corporation,
                    6.50%, 5/1/06                      2,441,618
        4,500     Queensland Treasury Corporation,
                    8.00%, 8/14/01                     3,142,575
                                                     -----------
                                                       6,569,413
------------------------------------------------------------
Canada--10.2%
 C$     4,000     British Columbia Provincial Bond,
                    7.75%, 6/16/03                     3,073,056
        4,600     Canadian Government Bond,
                    9.00%, 12/1/04                     3,839,408
        1,500     Ontario Hydro
                    7.75%, 11/3/05                     1,176,481
        2,600     Province of Quebec,
                    6.50%, 10/1/07                     1,875,877
                                                     -----------
                                                       9,964,822
------------------------------------------------------------
Denmark--6.8%
                  Danish Government Bonds,
 DKr   21,000     7.00%, 12/15/04                      3,349,009
       19,250     8.00%, 3/15/06                       3,258,753
                                                     -----------
                                                       6,607,762
------------------------------------------------------------
Germany--13.0%
                  German Government Bonds,
  DM    5,500     6.75%, 4/22/03                       3,311,851
        5,300     7.375%, 1/3/05                       3,321,261
        3,000     6.00%, 1/5/06                        1,744,662
        4,500     6.25%, 1/4/24                        2,608,223
        3,000     Republic of Colombia,
                    7.25%, 12/21/00                    1,722,948
                                                     -----------
                                                      12,708,945
Greece--1.3%
  GRD 370,000     Hellenic Republic,
                    12.60%, 12/31/03                 $ 1,246,384
------------------------------------------------------------
Netherlands--3.7%
                  Dutch Government Bonds,
  NLG   4,400     7.00%, 6/15/05                       2,407,311
        2,000     7.50%, 1/15/23                       1,197,481
                                                     -----------
                                                       3,604,792
------------------------------------------------------------
Spain--4.0%
Pts   500,000     Spanish Government Bond,
                    8.20%, 2/28/09                     3,954,201
------------------------------------------------------------
Sweden--1.9%
 SEK   15,000     Swedish Government Bond,
                    6.00%, 2/9/05                      1,905,609
------------------------------------------------------------
United Kingdom--8.6%
 BP       200     Republic of Argentina,
                    11.50%, 8/14/01                      332,581
                  United Kingdom Treasury Bonds,
        1,850     7.75%, 9/8/06                        3,313,228
        1,700     8.75%, 8/25/17                       3,560,753
          650     Powergen PLC,
                    8.875%, 3/26/03                    1,141,800
                                                     -----------
                                                       8,348,362
------------------------------------------------------------
United States--31.3%
Corporate Bonds--5.0%
  US$     650     Banco Ganadero Colombian Bond
                    (Colombia),
                    9.75%, 8/26/99                       664,625
        1,900     Financiera Energetica Nacional
                    (Colombia),
                    9.00%, 11/8/99                     1,976,000
        1,000     Petroleas Mexicano (Mexico), FRN,
                    6.71875%, 3/8/99                     985,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-58

Portfolio of Investments as of                    PRUDENTIAL INTERNATIONAL BOND
December 31, 1997                                 FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Principal
Amount                                               US$
(000)                     Description           Value (Note 1)
------------------------------------------------------------
United States (cont'd.)
  US$     750     Rio De Janeiro Municipality
                    (Brazil),
                    10.375%, 7/12/99                 $   750,000
          500     Romanian Commercial Bank,
                    9.125%, 3/10/00                      492,500
                                                     -----------
                                                       4,868,125
------------------------------------------------------------
Sovereign Bonds--10.1%
        2,500     Ministry of Finance (Russia),
                    10.00%, 6/26/07                    2,215,625
          960     Republic of Argentina, FRN,
                    6.6875%, 3/31/05, Ser. L             858,048
        1,570     Republic of Brazil, FRN,
                    6.8125%, 1/1/01, IDU               1,495,425
          944     Republic of Croatia, FRN,
                    6.625%, 7/31/06                      862,687
          400     Republic of Lithuania,
                    7.125%, 7/22/02                      381,000
        1,500     Republic of Poland, FRN,
                    6.6875%, 10/27/24                  1,456,950
          500     Oman Sultanate (India),
                    7.125%, 3/20/02                      503,750
        2,000     United Mexican States, FRN,
                    9.75%, 2/6/01                      2,088,000
                                                     -----------
                                                       9,861,485
------------------------------------------------------------
Supranational Bonds--4.3%
        4,100     Corporacion Andina de Formento,
                    7.375%, 7/21/00                    4,171,750
------------------------------------------------------------
U.S. Government Obligations--11.9%
                  United States Treasury Bond,
        4,000     6.625%, 2/15/27                      4,338,920
                  United States Treasury Notes,
        2,700     6.125%, 9/30/00                      2,728,269
        2,500     7.875%, 11/15/04                     2,794,925
        1,700     6.25%, 2/15/07                       1,754,179
                                                     -----------
                                                      11,616,293
                                                     -----------
                                                      30,517,653
                                                     -----------
                  Total long-term investments
                    (cost US$86,347,229)              85,427,943
                                                     -----------
SHORT-TERM INVESTMENTS--8.4%
------------------------------------------------------------
Hungarian--0.7%
  HUF 130,000     Hungarian Government Bond,
                    23.50%, 5/17/98                  $   644,503
------------------------------------------------------------
Indonesia--0.3%
IDR 1,000,000     Asia Pulp And Paper, NCD,
                    14.45%(a), 1/27/98                   178,155
    1,000,000     Bakrie Brothers, NCD,
                    17.50%(a), 2/19/98                    81,822
                                                     -----------
                                                         259,977
------------------------------------------------------------
United States--7.4%
Repurchase Agreement
 US$    7,271     Joint Repurchase Agreement
                    Account,
                    6.63%, 1/2/98 (Note 5)             7,271,000
                                                     -----------
                  Total short-term investments
                    (cost US$8,840,602)                8,175,480
                                                     -----------
------------------------------------------------------------
Total Investments--95.9%
                  (cost $95,187,831; Note 4)          93,603,423
                  Other assets in excess of
                    liabilities--4.1%                  3,996,308
                                                     -----------
                  Net Assets--100%                   $97,599,731
                                                     -----------
                                                     -----------

---------------
Portfolio securities are classified according to the security's currency denomination.
(a) Percentages quoted represent yield-to-maturity as of purchase date.
FRN--Floating Rate Note.
IDU--Interest Due and Unpaid.
NCD--Negotiable Certificates of Deposit.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-59

Statement of Assets and Liabilities     PRUDENTIAL INTERNATIONAL BOND FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      December 31, 1997
Investments, at value (cost $95,187,831)................................................................        $  93,603,423
Foreign currency, at value (cost $1,274,185)............................................................            1,379,320
Interest receivable.....................................................................................            2,625,010
Forward currency contracts--amount receivable from counterparties.......................................              609,427
Receivable for Fund shares sold.........................................................................              176,334
Other assets............................................................................................                3,601
                                                                                                              -----------------
   Total assets.........................................................................................           98,397,115
                                                                                                              -----------------
Liabilities
Accrued expenses and other liabilities..................................................................              291,613
Payable for Fund shares reacquired......................................................................              246,258
Forward currency contracts--amount payable to counterparties............................................              182,954
Management fee payable..................................................................................               63,615
Distribution fee payable................................................................................               12,944
                                                                                                              -----------------
   Total liabilities....................................................................................              797,384
                                                                                                              -----------------
Net Assets..............................................................................................        $  97,599,731
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................        $     137,754
   Paid-in capital in excess of par.....................................................................           99,840,912
                                                                                                              -----------------
                                                                                                                   99,978,666
   Undistributed net investment income..................................................................              147,690
   Accumulated net realized loss on investments.........................................................           (1,424,980)
   Net unrealized depreciation on investments and foreign currencies....................................           (1,101,645)
                                                                                                              -----------------
Net assets, December 31, 1997...........................................................................        $  97,599,731
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($96,364,971 / 13,601,467 shares of common stock issued and outstanding)..........................                $7.08
   Maximum sales charge (4% of offering price)..........................................................                  .30
                                                                                                              -----------------
   Maximum offering price to public.....................................................................                $7.38
                                                                                                              -----------------
                                                                                                              -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($530,998 / 74,833 shares of common stock issued and outstanding).................................                $7.10
                                                                                                              -----------------
                                                                                                              -----------------
Class C:
   Net asset value, offering price and redemption price per share
      ($76,091 / 10,724 shares of common stock issued and outstanding)..................................                $7.10
                                                                                                              -----------------
                                                                                                              -----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($627,671 / 88,387 shares of common stock issued and outstanding).................................                $7.10
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-60

PRUDENTIAL INTERNATIONAL BOND FUND, INC.
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1997
Income
   Interest and discount earned (net of
      foreign withholding taxes of
      $3,533)............................      $ 9,105,386
                                            -----------------
Expenses
   Management fee........................          835,254
   Distribution fee--Class A.............          166,365
   Distribution fee--Class B.............            2,512
   Distribution fee--Class C.............              197
   Transfer agent's fees and expenses....          269,000
   Custodian's fees and expenses.........          229,000
   Reports to shareholders...............          155,000
   Registration fees.....................           75,000
   Audit fees............................           36,000
   Directors' fees.......................           27,000
   Legal fees and expenses...............           17,000
   Miscellaneous.........................           12,117
                                            -----------------
      Total expenses.....................        1,824,445
                                            -----------------
Net investment income....................        7,280,941
                                            -----------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain on:
   Investment transactions...............          610,062
   Foreign currency transactions.........        4,820,378
                                            -----------------
                                                 5,430,440
                                            -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments...........................       (8,938,100)
   Foreign currencies....................          345,033
                                            -----------------
                                                (8,593,067)
                                            -----------------
Net loss on investments and foreign
   currencies............................       (3,162,627)
                                            -----------------
Net Increase in Net Assets
Resulting from Operations................      $ 4,118,314
                                            -----------------
                                            -----------------

PRUDENTIAL INTERNATIONAL BOND FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended December 31,
in Net Assets                        1997                 1996
Operations
   Net investment income.....    $   7,280,941        $  11,655,072
   Net realized gain on
      investment and foreign
      currency
      transactions...........        5,430,440           17,611,229
   Net change in unrealized
      appreciation
      (depreciation) on
      investments and foreign
      currencies.............       (8,593,067)          (9,292,986)
                               -----------------    -----------------
   Net increase in net assets
      resulting from
      operations.............        4,118,314           19,973,315
                               -----------------    -----------------
Dividends and distributions
   (Note 1)
   Dividends from net
      investment income
      Class A................       (8,710,279)         (14,407,707)
      Class B................          (31,668)              (1,274)
      Class C................           (1,906)                (459)
      Class Z................           (8,615)                  --
                               -----------------    -----------------
                                    (8,752,468)         (14,409,440)
                               -----------------    -----------------
   Distributions in excess of
      net investment income
      Class A................       (3,222,672)          (6,550,634)
      Class B................          (10,128)              (4,741)
      Class C................             (757)                (747)
      Class Z................          (10,368)                  --
                               -----------------    -----------------
                                    (3,243,925)          (6,556,122)
                               -----------------    -----------------
Fund share transactions (Note
   6)
   Net proceeds from shares
      sold...................        3,218,583           25,036,772
   Net asset value of shares
      issued in reinvestment
      of dividends and
      distributions..........        2,720,812            3,183,726
   Cost of shares
      reacquired.............      (26,185,590)        (251,843,155)(a)
                               -----------------    -----------------
   Net decrease in net assets
      from Fund share
      transactions...........      (20,246,195)        (223,622,657)
                               -----------------    -----------------
Total decrease...............      (28,124,274)        (224,614,904)
Net Assets
Beginning of year............      125,724,005          350,338,909
                               -----------------    -----------------
End of year..................    $  97,599,731        $ 125,724,005
                               -----------------    -----------------
                               -----------------    -----------------

---------------
(a) Net of $4,291,995 redemption fee retained by the the Fund.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-61

Notes to Financial Statements           PRUDENTIAL INTERNATIONAL BOND FUND, INC.
--------------------------------------------------------------------------------
Prudential International Bond Fund, Inc., formerly known as The Global Government Plus Fund, Inc. (the 'Fund'), is an open-end, nondiversified, management investment company whose investment objective is to seek total return, the components of which are current income and capital appreciation. The Fund invests primarily in debt securities of issuers located in at least three countries, excluding the United States (except in periods of weakness). The Fund invests in foreign debt securities issued by foreign corporate issuers as well as securities issued or guaranteed by foreign governments, semi-governmental entities, governmental agencies, supernational entities and other governmental entities. The bonds are primarily of investment grade, i.e., bonds rated within the four highest quality grades as determined by Moody's Investor's Service or Standard & Poor's Rating's Group, or in unrated securities of equivalent quality. In addition, the Fund is permitted to invest up to 15% of the Fund's total assets in bonds rated below investment grade with a minimum rating of B, or in unrated securities of equivalent quality. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.
------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Forward currency contracts are valued at the current cost of covering or offsetting the contract on the day of valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, discount, and foreign taxes recorded on the Fund's books and the US dollar equivalent amounts actually received or paid. Net currency gains (losses) from valuing foreign currency denominated assets (excluding investments) and liabilities at year-end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.
--------------------------------------------------------------------------------
                                       B-62

Notes to Financial Statements           PRUDENTIAL INTERNATIONAL BOND FUND, INC.
--------------------------------------------------------------------------------
Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Security Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income, which is comprised of three elements: stated coupon, original issue discount and market discount, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares daily and pays dividends from book basis net investment income monthly and makes distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income and increase accumulated net realized loss on investments by $3,391,615 for foreign currency gains realized and recognized during the year ended December 31, 1997. Net investment income, net realized gains and net assets were not affected by this change.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.
Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
------------------------------------------------------------
NOTE 2. AGREEMENTS

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC, through an agreement with PRICOA Asset Management Ltd. ('PRICOA'), furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .75 of 1% of the Fund's average daily net assets up to $1 billion and
 .70 of 1% of such assets in excess of $1 billion.

The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B, and Class C shares, pursuant to a plan of distribution, (the 'Class A, B and C Plan') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B, and C shares respectively. Such expenses under the Plans were .15 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended December 31, 1997.

PSI has advised the Fund that it has received approximately $20,900 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 1997. From these fees, PSI paid such sales charges to Pruco Securities Corporation, an affiliated broker-dealer,
--------------------------------------------------------------------------------
                                       B-63

Notes to Financial Statements           PRUDENTIAL INTERNATIONAL BOND FUND, INC.
--------------------------------------------------------------------------------
which in turn paid commissions to sales-persons and incurred other distribution costs.

PSI has advised the Series that for the year ended December 31, 1997, it received approximately $200 in contingent deferred sales charges imposed upon certain redemptions by Class B shareholders.

PSI, PIFM, PIC and PRICOA are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the 'Funds'), has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the Agreement during the year ended December 31, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.
------------------------------------------------------------
NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended December 31, 1997 the Fund incurred fees of approximately $212,000 for the services of PMFS. As of December 31, 1997 approximately $19,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1997 aggregated $52,519,353 and $73,743,786, respectively.

At December 31, 1997, the Fund had outstanding forward currency contracts to sell and purchase foreign currencies, as follows:

                       Value at
 Foreign Currency   Settlement Date    Current     Appreciation
  Sale Contracts      Receivable        Value     (Depreciation)
------------------- ---------------  -----------  ---------------
Australian Dollars,
  expiring
  1/27/98..........   $ 6,527,174    $ 6,564,113     $ (36,939)
                       Value at
 Foreign Currency   Settlement Date    Current     Appreciation
  Sale Contracts      Receivable        Value     (Depreciation)
------------------- ---------------  -----------  ---------------
French Francs,
  expiring
  1/27/98..........   $ 4,965,767    $ 4,914,843     $  50,924
Netherlands
  Guilders,
  expiring
  1/27/98..........    10,502,179     10,436,199        65,980
Indonesian Rupiah,
  expiring
  1/27/98..........       762,732        359,928       402,804
Greek Drachma,
  expiring
  4/30/98..........     2,168,774      2,169,960        (1,186)
Swiss Francs,
  expiring
  1/27/98..........     5,872,073      5,783,352        88,721
                    ---------------  -----------  ---------------
                      $30,798,699    $30,228,395     $ 570,304
                    ---------------  -----------  ---------------
                    ---------------  -----------  ---------------

                       Value at
 Foreign Currency   Settlement Date    Current
Purchase Contracts      Payable         Value      Depreciation
------------------- ---------------  -----------  ---------------
German Deutschmark
  expiring
  4/30/98..........   $ 2,168,775    $ 2,089,160     $ (79,615)
Norwegian Krone
  expiring
  1/27/98..........     3,094,636      3,058,052       (36,584)
Greek Drachma
  expiring
  4/30/98..........       972,778        945,145       (27,633)
                    ---------------  -----------  ---------------
                      $ 6,236,189    $ 6,092,357     $(143,832)
                    ---------------  -----------  ---------------
                    ---------------  -----------  ---------------

The United States federal income tax basis of the Fund's investments at December 31, 1997 was $95,200,433 and, accordingly, net unrealized depreciation for United States federal income tax purposes was $1,597,010 (gross unrealized appreciation--$2,641,361; gross unrealized depreciation--$4,238,371).

For federal income tax purposes, the Fund had a capital loss carryforward as of December 31, 1997 of approximately $949,500 which will expire in 2002. Such carryforward is after utilization of approximately $2,217,400 to offset net taxable gains recognized during the year ended December 31, 1997. Accordingly, no capital gains distribution is expected to be paid to shareholders until net capital gains have been realized in excess of such amount.
------------------------------------------------------------
NOTE 5. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 1997, the Fund had a 0.62% undivided interest in the joint
--------------------------------------------------------------------------------

Notes to Financial Statements           PRUDENTIAL INTERNATIONAL BOND FUND, INC.
--------------------------------------------------------------------------------
account. The undivided interest for the Fund represented $7,271,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Credit Suisse First Boston Corp., 6.75%, in the principal amount of $342,000,000, repurchase price $342,128,250, due 1/2/98. The value of the collateral including accrued interest was $353,486,750.

Deutsche Morgan Grenfell, 6.80%, in the principal amount of $200,000,000, repurchase price $200,075,555, due 1/2/98. The value of the collateral including accrued interest was $204,000,314.

SBC Warburg Dillon Read, Inc., 6.55%, in the principal amount of $142,000,000, repurchase price $142,051,672, due 1/2/98. The value of the collateral including accrued interest was $144,862,841.

Morgan Stanley, Dean Witter, Discover & Co., 5.95%, in the principal amount of $151,553,000, repurchase price $151,603,097, due 1/2/98. The value of the collateral including accrued interest was $154,584,932.

Salomon Smith Barney Inc., 6.75%, in the principal amount of $342,000,000, repurchase price $342,128,250, due 1/2/98. The value of the collateral including accrued interest was $350,295,372.
------------------------------------------------------------
NOTE 6. CAPITAL

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective March 17, 1997, the Fund commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion shares of common stock, $.01 par value per share, authorized divided into four classes, designated Class A, Class B, Class C and Class Z common stock, consisting of 500 million shares of each class. As of December 31, 1997 Prudential owned 11,470 Class A shares.
Transactions in shares of common stock were as follows:

Class A                               Shares          Amount
---------------------------------   -----------    -------------
Year ended December 31, 1997:
Shares sold......................       269,214    $   1,994,094
Shares issued in reinvestment of
  dividends and distributions....       365,841        2,666,579
Shares reacquired................    (3,501,592)     (26,103,706)
                                    -----------    -------------
Net decrease in shares
  outstanding....................    (2,866,537)   $ (21,443,033)
                                    -----------    -------------
                                    -----------    -------------
January 15, 1996(b) through
  December 31, 1996:
Shares sold......................     3,220,486    $  24,951,678
Shares issued in reinvestment of
  dividends and distributions....       414,016        3,178,814
Shares reacquired................   (32,809,008)    (251,843,149)(a)
                                    -----------    -------------
Net decrease in shares
  outstanding....................   (29,174,506)   $(223,712,657)
                                    -----------    -------------
                                    -----------    -------------
Class B
---------------------------------
Year ended December 31, 1997:
Shares sold......................        62,322    $     465,398
Shares issued in reinvestment of
  dividends and distributions....         4,402           31,994
Shares reacquired................        (1,673)         (12,403)
                                    -----------    -------------
Net increase in shares
  outstanding....................        65,051    $     484,989
                                    -----------    -------------
                                    -----------    -------------
January 15, 1996(b) through
  December 31, 1996:
Shares sold......................         9,299    $      73,644
Shares issued in reinvestment of
  dividends and distributions....           484            3,719
Shares reacquired................            (1)              (6)
                                    -----------    -------------
Net increase in shares
  outstanding....................         9,782    $      77,357
                                    -----------    -------------
                                    -----------    -------------
Class C
---------------------------------
Year ended December 31, 1997:
Shares sold......................        14,124    $     102,477
Shares issued in reinvestment of
  dividends and distributions....           149            1,087
Shares reacquired................        (5,201)         (38,465)
                                    -----------    -------------
Net increase in shares
  outstanding....................         9,072    $      65,099
                                    -----------    -------------
                                    -----------    -------------
January 15, 1996(b) through
  December 31, 1996:
Shares sold......................         1,497    $      11,450
Shares issued in reinvestment of
  dividends and distributions....           155            1,193
                                    -----------    -------------
Net increase in shares
  outstanding....................         1,652    $      12,643
                                    -----------    -------------
                                    -----------    -------------

--------------------------------------------------------------------------------
                                       B-65

Notes to Financial Statements           PRUDENTIAL INTERNATIONAL BOND FUND, INC.
--------------------------------------------------------------------------------

Class Z                               Shares          Amount
---------------------------------   -----------    -------------
March 17, 1997(c) through
  December 31, 1997:
Shares sold......................        89,636    $     656,614
Shares issued in reinvestment of
  dividends and distributions....         2,944           21,152
Shares reacquired................        (4,193)         (31,016)
                                    -----------    -------------
Net increase in shares
  outstanding....................        88,387          646,750
                                    -----------    -------------
                                    -----------    -------------

---------------
(a) Net of $4,291,995 redemption fee retained by the Fund.
(b) Prior to January 15, 1996, the Fund operated as a closed-end investment company.
(c) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
                                       B-66

Financial Highlights                   PRUDENTIAL INTERNATIONAL BOND FUND, INC.
-------------------------------------------------------------------------------

                                                                                                   Class A(b)
                                                                                             Year Ended December 31,
                                                                                 -----------------------------------------------
                                                                                 1997(c)        1996         1995         1994
                                                                                 --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................................    $   7.63     $   7.68     $   6.76     $   7.84
                                                                                 --------     --------     --------     --------
Income from investment operations:
Net investment income........................................................         .49          .56          .48          .45
Net realized and unrealized gain (loss) on investments and foreign
   currencies................................................................        (.22)         .28         1.13         (.97)
                                                                                 --------     --------     --------     --------
   Total from investment operations..........................................         .27          .84         1.61         (.52)
                                                                                 --------     --------     --------     --------
Less distributions:
Dividends from net investment income.........................................        (.58)        (.67)        (.48)        (.23)
Distributions in excess of net investment income.............................        (.24)        (.40)        (.21)       --
Distributions from net realized capital gains................................       --           --           --            (.10)
Distributions in excess of net capital gains.................................       --           --           --           --
Tax return of capital distributions..........................................       --           --           --            (.23)
                                                                                 --------     --------     --------     --------
   Total dividends and distributions.........................................        (.82)       (1.07)        (.69)        (.56)
                                                                                 --------     --------     --------     --------
Redemption fee retained by Fund(c)...........................................       --             .18        --           --
                                                                                 --------     --------     --------     --------
Net asset value, end of year.................................................    $   7.08     $   7.63     $   7.68     $   6.76
                                                                                 --------     --------     --------     --------
                                                                                 --------     --------     --------     --------
Per share market price, end of year..........................................         N/A          N/A     $  7.375     $  5.625
                                                                                                           --------     --------
                                                                                                           --------     --------
TOTAL INVESTMENT RETURN BASED ON(a):
   Market price..............................................................         N/A          N/A        44.39%      (12.04)%
   Net asset value...........................................................        3.62%       14.02%       25.14%       (5.62)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)................................................    $ 96,365     $125,637     $350,339     $308,703
Average net assets (000).....................................................    $110,910     $180,588     $342,741     $331,421
Ratios to average net assets:
   Expenses, including distribution fees.....................................        1.64%        1.48%        1.05%        1.11%
   Expenses, excluding distribution fees.....................................        1.49%        1.34%        1.05%        1.11%
   Net investment income.....................................................        6.54%        6.45%        6.37%        6.21%
Portfolio turnover rate......................................................          53%          38%         203%         526%
                                                                                 1993
                                                                               --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................................  $   7.38
                                                                               --------
Income from investment operations:
Net investment income........................................................       .55
Net realized and unrealized gain (loss) on investments and foreign
   currencies................................................................       .74
                                                                               --------
   Total from investment operations..........................................      1.29
                                                                               --------
Less distributions:
Dividends from net investment income.........................................      (.23)
Distributions in excess of net investment income.............................     --
Distributions from net realized capital gains................................      (.54)
Distributions in excess of net capital gains.................................      (.06)
Tax return of capital distributions..........................................     --
                                                                               --------
   Total dividends and distributions.........................................      (.83)
                                                                               --------
Redemption fee retained by Fund(c)...........................................     --
                                                                               --------
Net asset value, end of year.................................................  $   7.84
                                                                               --------
                                                                               --------
Per share market price, end of year..........................................  $   7.00
                                                                               --------
                                                                               --------
TOTAL INVESTMENT RETURN BASED ON(a):
   Market price..............................................................     11.57%
   Net asset value...........................................................     18.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)................................................  $357,783
Average net assets (000).....................................................  $361,374
Ratios to average net assets:
   Expenses, including distribution fees.....................................      1.07%
   Expenses, excluding distribution fees.....................................      1.07%
   Net investment income.....................................................      6.93%
Portfolio turnover rate......................................................       441%

---------------
(a) Total investment return based on net asset value is calculated assuming a purchase of common stock at the current net asset value on the first day and a sale at the current net asset value on the last day of each year reported. Total investment return does not consider the effect of sales load. Prior to January 15, 1996 the Fund operated as a closed-end investment company and total investment return was calculated based on market value assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.
(b) Prior to January 15, 1996 the Fund operated as a closed-end, non-diversified management investment company.
(c) Calculated based upon weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-67

Financial Highlights                   PRUDENTIAL INTERNATIONAL BOND FUND, INC.
-------------------------------------------------------------------------------

                                                                                            Class B                  Class C
                                                                                 -----------------------------     ------------
                                                                                                  January 15,
                                                                                     Year           1996(c)            Year
                                                                                    Ended           Through           Ended
                                                                                 December 31,     December 31,     December 31,
                                                                                   1997(d)            1996           1997(d)
                                                                                 ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................................      $   7.64         $   7.72         $   7.64
                                                                                 ------------     ------------     ------------
Income from investment operations:
Net investment income........................................................           .44              .52              .40
Net realized and unrealized gain (loss) on investments and foreign
   currencies................................................................          (.20)             .25             (.16)
                                                                                 ------------     ------------     ------------
   Total from investment operations..........................................           .24              .77              .24
                                                                                 ------------     ------------     ------------
Less distributions:
Dividends from net investment income.........................................          (.54)            (.63)            (.54)
Distributions in excess of net investment income.............................          (.24)            (.40)            (.24)
                                                                                 ------------     ------------     ------------
   Total dividends and distributions.........................................          (.78)           (1.03)            (.78)
                                                                                 ------------     ------------     ------------
Redemption fee retained by Fund(d)...........................................        --                  .18           --
                                                                                 ------------     ------------     ------------
Net asset value, end of period...............................................      $   7.10         $   7.64         $   7.10
                                                                                 ------------     ------------     ------------
                                                                                 ------------     ------------     ------------
TOTAL INVESTMENT RETURN(a)...................................................          3.25%           12.86%            3.25%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................................          $531              $75              $76
Average net assets (000).....................................................          $335              $23              $26
Ratios to average net assets:
   Expenses, including distribution fees.....................................          2.24%            2.09%(b)         2.24%
   Expenses, excluding distribution fees.....................................          1.49%            1.34%(b)         1.49%
   Net investment income.....................................................          6.00%            5.85%(b)         5.96%
Portfolio turnover rate......................................................            53%              38%              53%
                                                                                                  Class Z
                                                                                                ------------
                                                                               January 15,       March 17,
                                                                                 1996(c)          1997(c)
                                                                                 Through          Through
                                                                               December 31,     December 31,
                                                                                   1996           1997(d)
                                                                               ------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................................    $   7.72         $   7.57
                                                                               ------------     ------------
Income from investment operations:
Net investment income........................................................         .52              .38
Net realized and unrealized gain (loss) on investments and foreign
   currencies................................................................         .25             (.04)
                                                                               ------------     ------------
   Total from investment operations..........................................         .77              .34
                                                                               ------------     ------------
Less distributions:
Dividends from net investment income.........................................        (.63)            (.59)
Distributions in excess of net investment income.............................        (.40)            (.24)
                                                                               ------------     ------------
   Total dividends and distributions.........................................       (1.03)            (.83)
                                                                               ------------     ------------
Redemption fee retained by Fund(d)...........................................         .18           --
                                                                               ------------     ------------
Net asset value, end of period...............................................    $   7.64         $   7.10
                                                                               ------------     ------------
                                                                               ------------     ------------
TOTAL INVESTMENT RETURN(a)...................................................       12.86%            4.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................................         $13             $628
Average net assets (000).....................................................          $8             $121
Ratios to average net assets:
   Expenses, including distribution fees.....................................        2.09%(b)         1.49%(b)
   Expenses, excluding distribution fees.....................................        1.34%(b)         1.49%(b)
   Net investment income.....................................................        5.85%(b)         6.82%(b)
Portfolio turnover rate......................................................          38%              53%

---------------
(a) Total investment return is based on a purchase of common stock at the current net asset value on the first day and a sale at the current net asset value on the last day of each period reported. Total investment return does not consider the effect of sales load. Total investment returns for periods of less than one full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class B, Class C and Class Z shares.
(d) Calculated based upon weighted average shares outstanding during the period.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-68

Report of Independent Accountants      PRUDENTIAL INTERNATIONAL BOND FUND, INC.
-------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential International Bond Fund, Inc.












                LLP
1177 Avenue of the Americas
New York, New York
February 13, 1998

                    APPENDIX I--GENERAL INVESTMENT INFORMATION

      The following terms are used in mutual fund investing.

ASSET ALLOCATION

      Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

      Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks and (general returns) of any one type of security. DURATION

      Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

      Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

      Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

      Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

      Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

      The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

      This chart shows the long-term performance of various asset classes and the rate of inflation.

--------------------------------------------------------------------------------


                                 GRAPHIC OMITTED


--------------------------------------------------------------------------------


Source: Stocks, Bonds, Bills, and Inflation 1998 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any asset class or any Prudential Mutual Fund. All rights reserved.


Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due to reinvesting interest. Also, stock prices are usually more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors
(DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

      Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1998. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

      All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.


            Historical Total Returns of Different Bond Market Sectors

----------------------------------------------------------------------------------------------------------------------
                              '87     '88     '89      '90      '91     '92     '93     '94      '95     '96     '97
U.S. GOVERNMENT:
TREASURY
BONDS(1)                      2.0%    7.0%   14.4%     8.5%    15.3%    7.2%   10.7%   (3.4)%   18.4%    2.7%    9.6%
----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT:
MORTGAGE
SECURITIES(2)                 4.3%    8.7%   15.4%    10.7%    15.7%    7.0%    6.8%   (1.6)%   16.8%    5.4%    9.5%
----------------------------------------------------------------------------------------------------------------------
U.S. INVESTMENT GRADE
CORPORATE
BONDS(3)                      2.6%    9.2%   14.1%     7.1%    18.5%    8.7%   12.2%   (3.9)%   22.3%    3.3%   10.2%
----------------------------------------------------------------------------------------------------------------------
U.S
HIGH YIELD
CORPORATE
BONDS(4)                      5.0%   12.5%    0.8%    (9.6)%   46.2%   15.8%   17.1%   (1.0)%   19.2%   11.4%   12.8%
----------------------------------------------------------------------------------------------------------------------
WORLD
GOVERNMENT
BONDS(5)                     35.2%    2.3%   (3.4)%   15.3%    16.2%    4.8%   15.1%    6.0%    19.6%    4.1%   (4.3%)
======================================================================================================================
DIFFERENCE BETWEEN HIGHEST
AND LOWEST RETURN PERCENT    33.2    10.2    18.8     24.9     30.9    11.0    10.3     9.9      5.5     8.7    17.1
----------------------------------------------------------------------------------------------------------------------

(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5) SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

      This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

--------------------------------------------------------------------------------



                                Graphic ommitted



--------------------------------------------------------------------------------


Source: Stocks, Bonds, Bills, and Inflation 1998 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1997. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.


--------------------------------------------------------------------------------


                          10-YEAR--WORLD STOCK MARKET
                          ---------------------------


                                Graphic ommitted



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                            $10,000 INVESTED IN S&P
                            -----------------------


                                Graphic ommitted


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                        WORLD STOCK MARKET CAP BY REGION
                        --------------------------------


                                Graphic ommitted



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                               BEST RETURNS ZONE
                               -----------------


                                Graphic ommitted



--------------------------------------------------------------------------------

                APPENDIX III--INFORMATION RELATING TO PRUDENTIAL


      Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1997 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.


INFORMATION ABOUT PRUDENTIAL


      The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1997. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs almost 79,000 persons worldwide, and maintains a sales force of approximately 10,100 agents and nearly 6,500 domestic and international financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

      Insurance. Prudential has been engaged in the insurance business since 1875. It ensures or provides financial services to nearly 40 million people worldwide. Long one of the largest issuers of individual life insurance, the Prudential has 25 million life insurance policies in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for approximately 1.5 million cars and insures more than 1.2 million homes.

      Money Management. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1997, Prudential had more than $370 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part), manages over $211 billion in assets of institutions and individuals. In Pensions & Investments, May 12, 1997, Prudential was ranked third in terms of total assets under management.

      Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,000 brokers and agents and more than 1,100 offices throughout the United States.(2)

      Healthcare. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.9 million Americans receive healthcare from a Prudential managed care membership.

      Financial Services. The Prudential Savings Bank FSB, a wholly-owned subsidiary of the Prudential, has nearly $1 billion in assets and serves nearly
1.5 million customers across 50 states.


INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS


      As of December 30, 1997, Prudential Investments Fund Management was the eighteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.


      The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

----------


(1) PIC serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as one of the subadvisers to The Prudential Investment Portfolio, Inc. and Mercator Asset Management LP as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust.


(2)   As of December 31, 1996.


                                     III-1

      From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York times, Barron's and USA Today.

      Equity Funds. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates LLC, a premier institutional equity manager and a subsidiary of Prudential.

      High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

      Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

      Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

      Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential Mutual Fund.

      Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

      Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

      Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

      Trading Data.(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.(5) Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)


      Based on complex-wire data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, LLC, the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.


----------

(3) As of December 31, 1996. The number of bonds and the size of the Fund are subject to change.

(4) Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-U.S. accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.

(5) Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General US. Government and Mortgage Funds.

(6)   As of December 31, 1994.


                                     III-2

INFORMATION ABOUT PRUDENTIAL SECURITIES


      Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1997, assets held by Prudential Securities for its clients approximated $235 billion. During 1997, over 29,000 new customer accounts were opened each month at Prudential Securities.(7)

      Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas.


      In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investors magazine's 1995 "All America Research Team" survey. Five Prudential Securities analysts were ranked as first-team finishers.(8)

      In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architects(SM), a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

      For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

----------


(7)   As of December 31, 1997.


(8) On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighing them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.


                                     III-3

                                     PART C

                                OTHER INFORMATION


ITEM 23. EXHIBITS

      a.    (1)   Articles of Amendment and Restatement.(2)
            (2)   Articles Supplementary.(2)
            (3)   Articles of Amendment.(3)
            (4)   Articles Supplementary.*

      b.    By-Laws.(2)

      c.    Instruments defining rights of shareholders.(1)

      d.    (1)   Management Agreement between the Registrant and Prudential
                  Mutual Fund Management, Inc.(2)
            (2)   Subadvisory Agreement between Prudential Mutual Fund
                  Management, Inc. and The Prudential Investment Corporation.(2)
            (3)   Form of Sub-Investment Management Agreement between the
                  Prudential Investment Corporation and PRICOA Asset Management
                  Limited.*

      e.    (1)   Distribution Agreement between the Registrant and Prudential
                  Investment Management Services LLC.*
            (2)   Form of Selected Dealer Agreement.*

      g. Custodian Contract between the Registrant and State Street Bank and Trust Company.(2)

      h. Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc.(2)

      m.    (1)   Amended and Restated Distribution and Service Plan for Class A
                  Shares.*
            (2)   Amended and Restated Distribution and Service Plan for Class B
                  Shares.*
            (3)   Amended and Restated Distribution and Service Plan for Class C
                  Shares.*

      n. Financial Data Schedules filed as Exhibit 27 for electronic purposes.*

      o.    Amended Rule 18f-3 Plan.*


----------


1. Incorporated herein by reference to the Registration Statement on Form N-1A filed on November 3, 1995 (File No. 33-63945).

2. Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A filed on July 11, 1997 (File No. 33-63945).

3. Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on March 2, 1998 (File No. 33-63945).


*Filed herewith.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


      None.


ITEM 25. INDEMNIFICATION

      As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (1940 Act) and pursuant to Article VII of the Fund's By-Laws (Exhibit (b) to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.
Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.


      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the

Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

      The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.


      Section 9 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)(2) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.


      The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      (a) Prudential Investments Fund Management LLC (PIFM).

      See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

      The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104). The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.



NAME AND ADDRESS     POSITION WITH PIFM               PRINCIPAL OCCUPATIONS
----------------     ------------------               ---------------------


Brian M. Storms      Officer-in-Charge,         President, Prudential
                     President, Chief             Investments; Officer-in-
                     Executive Officer and        Charge, President, Chief
                     Chief Operating Officer      Executive Officer and Chief
                                                  Operating Officer, PIFM


Robert F. Gunia      Executive Vice President   Vice President, Prudential
                     and Treasurer                Investments; Executive Vice
                                                  President and Treasurer, PIFM;
                                                  Senior Vice President,
                                                  Prudential Securities
                                                  Incorporated

Neil A. McGuinness   Executive Vice President   Executive Vice President and
                                                  Director of Marketing,
                                                  Prudential Mutual Funds &
                                                  Annuities (PMF&A); Executive
                                                  Vice President, PIFM

Robert J. Sullivan   Executive Vice President   Executive Vice President, PMF&A;
                                                  Executive Vice President, PIFM

      (b) The Prudential Investment Corporation (PIC)


      See "How the Fund is Managed--Investment Adviser" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

      The business and other connections of PIC's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, New Jersey 07102.

NAME AND ADDRESS         POSITION WITH PIC            PRINCIPAL OCCUPATIONS
----------------         -----------------            ---------------------

John R. Strangfeld, Jr.  Chairman of the Board,  Senior Vice President,
                         President and Chief       Prudential; Chief Executive
                         Executive Officer and     Officer, Prudential Global
                         Director                  Asset Management; Chairman of
                                                   the Board, President, Chief
                                                   Executive Officer and
                                                   Director, PIC

Mendel A. Melzer, CFA    Senior Vice President   Chief Investment Officer,
  Gateway Center Two     and Director              Prudential Investments
  100 Mulberry Street
  Newark, NJ 07102

Bernard B. Winograd     Senior Vice President    Chief Executive Officer of
                        and Director               Prudential Real Estate
                                                   Investors (PREI); Senior
                                                   Vice President, PIC


      (c) PRICOA Asset Management Ltd. (PRICOA)


      See "How the Fund is Managed--Investment Adviser" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

     The business and other connections of PRICOA's directors and officers are as set forth below. The address of each person is Cutlers Court, 115 Houndstitch, London, EC3A 7BR, England.


NAME AND ADDRESS         POSITION WITH PRICOA         PRINCIPAL OCCUPATIONS
----------------         --------------------         ---------------------

Simon J. Wells           CEO and Director        CEO and Director, PRICOA;
                                                   Employee of PIC and
                                                   Prudential-Bache Securities
                                                   (U.K.) Inc.

J. Gabriel Irwin         Chairman and Director   Chairman and Director, PRICOA;
                                                   Employee of PIC and
                                                   Prudential-Bache Securities
                                                   (U.K.) Inc.

Peter G. Spenser         Financial Compliance    Financial Compliance Officer
                         Officer and Director      and Director, PRICOA


Stephen Auth             Director                Director, PRICOA

Jean-Yves Chereau        Director                Director, PRICOA

Paul Lowenstein          Director                Director, PRICOA

William N. Jones         Secretary               Secretary, PRICOA


ITEM 27. PRINCIPAL UNDERWRITERS

      (a) Prudential Investment Management Services LLC (PIMS)

      PIMS is distributor for Cash Accumulation Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, The Global Total Return Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential International Bond Fund, Inc., Prudential Mid-Cap Value Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential 20/20 Focus Fund, Prudential Tax Free Money Fund, Inc., Prudential Utility Fund, Inc., Prudential World Fund, Inc. and The Target Portfolio Trust. Prudential Securities is also a depositor for the following unit investment trusts:


                           Corporate Investment Trust Fund
                           Prudential Equity Trust Shares
                           National Equity Trust
                           Prudential Unit Trusts
                           Government Securities Equity Trust
                           National Municipal Trust

      (b) Information concerning the directors and officers of PIMS is set forth below. Except as otherwise indicated, the address of each person is 751 Broad Street, Newark, NJ 07102.

                                    POSITIONS AND                  POSITIONS AND
                                    OFFICES WITH                   OFFICES WITH
NAME                                UNDERWRITER                    REGISTRANT
----                                -------------                  -------------

Mark R. Fetting .................   Executive Vice President         None
  Gateway Center Three
  100 Mulberry Street
  Newark, New Jersey 07102
Mendel A. Melzer, CFA ...........   Executive Vice President         Director
  Gateway Center Two
  100 Mulberry Street
  Newark, New Jersey 07102
Jean D. Hamilton ................   Executive Vice President         None
Ronald P. Joelson ...............   Executive Vice President         None
Brian M. Storms .................   President                        President
  Gateway Center Three                                                and
  100 Mulberry Street                                                 Director
  Newark, New Jersey 07102
John R. Strangfeld, Jr. .........   Executive Vice President         None
Brain Henderson..................   Senior Vice President and        None
  Gateway Center Three              Chief Operating Officer
  100 Mulberry Street
  Newark, New Jersey 07102
William V. Healey ...............   Senior Vice President,Secretary  None
                                    and Chief Legal Officer
Margaret M. Deverell ............   Vice President, Comptroller      None
  Gateway Center Three              and Chief Financial Officer
  100 Mulberry Street
  Newark, New Jersey 07102
C. Edward Chaplin ...............   Treasurer                        None
Kevin B. Frawley ................   Senior Vice President and Chief  None
  213 Washington St.                Compliance Officer
  Newark, New Jersey 07102


      (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

      All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, The Prudential Investment Corporation, Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, PRICOA Asset Management Ltd., 115 Houndsditch, London EC3A 7BU and Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11), 31a-1(f), 31a-1(b)(4) and (11)
and 31a-1(d)will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, 07102-4077, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund SERVICES LLC.

ITEM 29. MANAGEMENT SERVICES

      Other than as set forth under the captions "How the Fund is Managed" in the Prospectus and the caption Investment Advisory and Other Services in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 30. UNDERTAKING

      Not Applicable.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund has duly caused this Post Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on the 13th day of January, 1999.


                                      PRUDENTIAL INTERNATIONAL BOND FUND, INC.



                                      /s/ Brian M. Storms
                                      ------------------------------------------
                                          (BRIAN M. STORMS, PRESIDENT)


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

       SIGNATURE                    TITLE                             DATE
       ---------                    -----                             ----

/s/ Brian M. Storms           President and Director           January 13, 1999
---------------------------
    BRIAN M. STORMS


/s/ Grace C. Torres           Treasurer and Principal          January 13, 1999
---------------------------     Financial and Accounting
    GRACE C. TORRES             Officer


/s/ Edward D. Beach           Director                         January 13, 1999
---------------------------
    EDWARD D. BEACH


/s/ Delayne Dedrick Gold      Director                         January 13, 1999
---------------------------
    DELAYNE DEDRICK GOLD


/s/ Robert F. Gunia           Director                         January 13, 1999
---------------------------
    ROBERT F. GUNIA


/s/ Douglas H. McCorkindale   Director                         January 13, 1999
---------------------------
    DOUGLAS H. MCCORKINDALE


/s/ Mendel A. Melzer          Director                         January 13, 1999
---------------------------
    MENDEL A. MELZER


/s/ Thomas T. Mooney          Director                         January 13, 1999
---------------------------
    THOMAS T. MOONEY


/s/ Stephen P. Munn           Director                         January 13, 1999
---------------------------
    STEPHEN P. MUNN


/s/ Richard A. Redeker        Director                         January 13, 1999
---------------------------
    RICHARD A. REDEKER


/s/ Robin B. Smith            Director                         January 13, 1999
---------------------------
    ROBIN B. SMITH


/s/ Louis A. Weil, III        Director                         January 13, 1999
---------------------------
    LOUIS A. WEIL, III


/s/ Clay T. Whitehead         Director                         January 13, 1999
---------------------------
    CLAY T. WHITEHEAD

                                INDEX TO EXHIBITS

EXHIBIT NO.                      DESCRIPTION
-----------                      -----------


      a.    (1)   Articles of Amendment and Restatement.(2)
            (2)   Articles Supplementary.(2)
            (3)   Articles of Amendment.(3)
            (4)   Articles Supplementary.*

      b.    By-Laws.(2)

      c.    Instruments defining rights of shareholders.(1)

      d.    (1)   Management Agreement between the Registrant and Prudential
                  Mutual Fund Management, Inc.(2)
            (2)   Subadvisory Agreement between Prudential Mutual Fund
                  Management, Inc. and The Prudential Investment Corporation.(2)
            (3)   Form of Sub-Investment Management Agreement between the
                  Prudential Investment Corporation and PRICOA Asset Management
                  Limited.*

      e.    (1)   Distribution Agreement between the Registrant and Prudential
                  Investment Management Services LLC.*
            (2)   Form of Selected Dealer Agreement.*

      g. Custodian Contract between the Registrant and State Street Bank and Trust Company.(2)

      h. Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc.(2)

      m.    (1)   Amended and Restated Distribution and Service Plan for Class A
                  Shares.*
            (2)   Amended and Restated Distribution and Service Plan for Class B
                  Shares.*
            (3)   Amended and Restated Distribution and Service Plan for Class C
                  Shares.*

      n. Financial Data Schedules filed as Exhibit 27 for electronic purposes.*

      o.    Amended Rule 18f-3 Plan.*


----------


1. Incorporated herein by reference to the Registration Statement on Form N-1A filed on November 3, 1995 (File No. 33-63945).

2. Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A filed on July 11, 1997 (File No. 33-63945).

3. Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on March 2, 1998 (File No. 33-63945).


*Filed herewith.